UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

180 LIFE SCIENCES CORP.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

__________, 2025

To Our Stockholders:

The Board of Directors (“Board”) and officers of 180 Life Sciences Corp., a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend the 2025 annual meeting of our stockholders, which we refer to as the annual meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	________, 2025
Time:	9:00 a.m. Pacific Time
Virtual Meeting Site:	https://agm.issuerdirect.com/ATNF

You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/ATNF, with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting with your Request ID. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

The Notice of Annual Meeting and Proxy Statement, is also available at https://www.iproxydirect.com/ATNF. This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2024, which we refer to as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

In connection with the annual meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the annual meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting. The attached Notice of Annual Meeting and the Proxy Statement describe the business to be considered and acted upon by the stockholders at the annual meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the annual meeting, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the annual meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Our Board of Directors encourages your participation in 180 Life Sciences Corp.’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the proxy statement.

We look forward to seeing you on _______, 2025. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Blair Jordan
Blair Jordan
Chief Executive Officer and Director

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/ATNF. Stockholders may also vote prior to the meeting at www.iproxydirect.com/ATNF.

180 LIFE SCIENCES CORP.
3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON _______, 2025

To the Stockholders of 180 Life Sciences Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2025 annual meeting of the stockholders of 180 Life Sciences Corp., a Delaware corporation (“180 Life”, the “Company”, “we” and “us”), which will be held on ________, 2025, at 9:00 a.m., Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the annual meeting, or the “Meeting”. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/ATNF. See also “Instructions For The Virtual Annual Meeting”, beginning on page 1. The annual meeting is being held for the following purposes:

1.	To elect two Class I directors to the Board of Directors (the “Board”) each to serve a term of two years and until their respective successors have been elected and qualified, or until such director’s resignation or removal. The Board has nominated for re-election the following incumbent Class I directors: Lawrence Steinman, M.D. and Stephen H. Shoemaker.

2.	To approve the adoption of the Fourth Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan. The Board of Directors recommends that you approve and ratify the Fourth Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.

3.	To approve the adoption of the 180 Life Sciences Corp. 2025 Option Incentive Plan. The Board of Directors recommends that you approve and ratify the 180 Life Sciences Corp. 2025 Option Incentive Plan.

4.	To approve an advisory resolution on Named Executive Officer compensation. The Board of Directors recommends that you approve and ratify executive compensation.

5.	To approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to approve a reverse stock split of the Company’s outstanding common stock. The Board of Directors recommends that you grant discretionary authority to the Company’s Board of Directors to (A) approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four to one-for-forty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to ___________, 2026, and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number (the “Reverse Split Proposal”).

6.	To approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one hundred million (100,000,000) shares to one billion (1,000,000,000) shares. The Board of Directors recommends that you approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one hundred million (100,000,000) shares to one billion (1,000,000,000) shares (the “Authorized Share Increase Proposal”).

7.	To ratify the appointment of M&K CPAs, PLLC, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2025. The Board of Directors recommends that you approve and ratify the appointment of M&K CPAs, PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2025.

8.	To approve the adjournment of the Annual Meeting, if necessary. The Board of Directors recommends that you approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Split Proposal and/or Authorized Share Increase Proposal.

9.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE, AND “FOR” PROPOSALS TWO THROUGH EIGHT.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the annual meeting. Our Board of Directors has fixed the close of business on June 30, 2025, as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only common and preferred stock stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting.

We cordially invite you to attend the annual meeting. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement is first being mailed to stockholders on or about [●], 2025, is also available at https://www.iproxydirect.com/ATNF. This website also includes our Annual Report on Form 10-K for the year ended December 31, 2024, which we refer to as the 2024 Annual Report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

Even if you plan to attend the annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683).

By Order of the Board of Directors:

/s/ Blair Jordan
Blair Jordan
Chief Executive Officer and Director

Palo Alto, California
[●], 2025

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

i

Proposal 5 Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Hundred Million (100,000,000) to One Billion (1,000,000,000)	79
General	79
Reasons for the Amendment
Summary Table of Potential Effects of Authorized Share Increase
No Dissenters’ Rights	88
Effective Time and Implementation of the Authorized Shares Increase Amendment
Vote Required	92
Board Recommendation	92
Proposal 6 Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings	93
General	93
Terms of Potential Offerings
General Terms
Offering Warrants
Underwriter Compensation
Potential Significant Dilution
Intended Use of Proceeds
Multiple Offerings
Additional Provisions
Nasdaq Parameters
Reasons for the Proposal
Required Vote	96
Recommendation of the Board of Directors	96
Proposal 7 Ratification of Appointment of Auditors	96
Audit Committee Policy for Pre-approval of Independent Registered Public Accounting Firm Services	98
Pre-Approval Policies	98
Vote Required	98
Board Recommendation	98
Proposal 8 Adjournment of the Annual Meeting to Solicit Additional Proxies	99
Overview	99
Vote Required	99
Board Recommendation	99
Other Matters	100
Proposals for 2026 Annual Meeting of Stockholders and 2026 Proxy Materials	100
Proxy Statement Proposals	100
Other Proposals and Nominations	100
Annual Report	101
Additional Filings	101
Other Matters to be Presented at the Annual Meeting	101
Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:	101
Incorporation by Reference	102

Appendixes:

Appendix A	—	Fourth Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan
Appendix B	—	Fourth Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan
Appendix C	—	180 Life Sciences Corp. 2025 Option Incentive Plan
Appendix D	—	Form of Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp. in Connection with the Reverse Stock Split Proposal
Appendix E	—	Form of Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp. in Connection with the Authorized Share Increase Proposal

v

PROXY STATEMENT
FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

General Information

180 Life Sciences Corp. (“we,” “us”, “our” or the “Company”) has provided these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2025 annual meeting of stockholders, which we refer to as our annual meeting, or the “Meeting”, on ______________, 2025 at _______ p.m., Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/ATNF. See also “Instructions For The Virtual Annual Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on or about [●], 2025. You are invited to attend the annual meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025 (the “2024 Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the annual meeting.

Instructions For The Virtual Annual Meeting

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/ATNF and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the annual meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions During the Annual Meeting

We plan to hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the annual meeting.

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chair of the meeting has broad authority to conduct the annual meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the annual meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the annual meeting if you were a stockholder of record as of the close of business on June 30, 2025 (the “Record Date”).

At the close of business on the Record Date, there were (a) 6,068,649 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) no shares of our preferred Class C Special Voting Shares outstanding; (d) no shares of our preferred Class K Special Voting Shares outstanding; and (e) no shares of our Series B Convertible Preferred Stock outstanding.

The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 6,068,649 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for all” for Proposal One, and “for” Proposals Two, Three, Four, Five, Six, Seven and Eight, or otherwise determined by the proxies.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual annual meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. We believe that only Proposal 7 is a “routine” proposal (see also “Voting Requirements for Each of the Proposals”, below). Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposal 7. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the annual meeting to the Corporate Secretary, 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

●	attending our annual meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock and preferred stock at the close of business on the record date, June 30, 2025, and our guests. You will be asked to provide your control number in order to be admitted into the annual meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the annual meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of two Class I Directors	Plurality of Votes Cast	No
2	Adoption of the Fourth Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan	Affirmative vote of a majority of the votes cast on the proposal	No
3	Adoption of the 180 Life Sciences Corp. 2015 Option Incentive Plan	Affirmative vote of a majority of the votes cast on the proposal	No
4	Approve an advisory resolution on Named Executive Officer compensation	Affirmative vote of a majority of the votes cast on the proposal	No
5	Grant discretionary authority to the Company’s Board of Directors to (A) approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four to one-for-forty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to ___________, 2026, and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number.	The votes cast for the amendment exceed the votes cast against the amendment	No
6	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one hundred million (100,000,000) shares to one billion (1,000,000,000) shares.	The votes cast for the amendment exceed the votes cast against the amendment	No
7	Ratification of the appointment of M&K CPAs, PLLC, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2025	Affirmative vote of a majority of the votes cast on the proposal	Yes
8	Approval of the adjournment of the Annual Meeting, if necessary.	Affirmative vote of a majority of the votes cast on the proposal	No

*	See also “Quorum”, below. The column “Broker Discretionary Voting Allowed” is based on our belief as of the date of this proxy statement; however, the NYSE may determine that one or more of the proposals above, in addition to proposal 7, are discretionary matters. In that case brokers will have the ability to vote on such matter(s) even if you do not vote your shares at the Meeting.

For Proposal 1, the two nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve for a term of two years and until their successors are duly elected and qualified, unless the elected director is removed or resigns earlier. This means that the director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposals 2, 3, 4, 7, and 8 requires the affirmative vote of a majority of the votes cast on such proposals present in person or represented by proxy at the annual meeting and entitled to vote thereon, provided that a quorum exists at the annual meeting, and provided further that proposal 4 is non-binding. Votes cast “against” Proposals 2, 3, 4, 7, and 8 will count against the approval of the proposals. Abstentions will not be counted as votes cast and will have no effect on these proposals. Similarly, broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where shareholders have not provided discretionary authority, and as such will have no effect on these proposals.

Approval of Proposals 5 and 6 require that the votes cast for the applicable amendment exceed the votes cast against the amendment pursuant to Delaware General Business Law Section 242(d)(2), which provides that an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, and (B) at a duly called meeting of stockholders, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment. Abstentions and broker non-votes will have no effect on proposals 5 and 6.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast at the annual meeting.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).

●	“FOR” approval of the Fourth Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (Proposal 2).

●	“FOR” approval of the 180 Life Sciences Corp. 2025 Option Incentive Plan (Proposal 3).

●	“FOR” the approval of the advisory resolution on Named Executive Officer compensation (Proposal 4).

●	“FOR” approval of the grant of discretionary authority to the Company’s Board of Directors to (A) approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four to one-for-forty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to ___________, 2026, and (B) determine whether to arrange for the disposition of fractional interests by shareholders entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholders to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number. (Proposal 5).

●	“FOR” approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one hundred million (100,000,000) shares to one billion (1,000,000,000) shares. (Proposal 6).

●	“FOR” the ratification of the appointment of M&K CPAs, PLLC, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2025 (Proposal 7).

●	“FOR” approval of the adjournment of the Annual Meeting, if necessary (Proposal 8).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay Issuer Direct Corporation a fee not to exceed $10,000 plus costs and expenses. In addition, Issuer Direct Corporation and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election for the annual meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement and 2024 Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or Annual Report in the future, or if you are receiving multiple copies of the Proxy Statement and Annual Report and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (650) 507-0669 or by sending a written request to our Corporate Secretary at our principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one proxy statement, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the annual meeting other than as set forth in the proxy statement. If any other matters should properly come before the annual meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Background of the Company

On November 6, 2020, the Company (formerly known as KBL Merger Corp. IV (prior to the closing of the Business Combination (defined below), sometimes referred to herein as “KBL”) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of the Company considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV (the Company) changed its name to 180 Life Sciences Corp.

Prior Reverse Stock Splits

Effective on December 19, 2022 at 12:01 a.m. Eastern Time, we affected a 1-for-20 reverse stock split of our then outstanding common stock, with any fractional shares rounded up to the nearest whole share. Effective on February 28, 2024 at 12:01 a.m. Eastern Time, we affected a 1-for 19 reverse stock split of our then outstanding common stock with any fractional shares rounded up to the nearest whole share.

In connection with the reverse splits discussed above (the “Prior Reverse Stock Splits”), all outstanding options, warrants, and other securities entitling their holders to purchase or otherwise receive shares of common stock were adjusted, as required by the terms of each security. The number of shares available to be awarded under the Company’s equity incentive plans were also appropriately adjusted. Following the Prior Reverse Stock Splits, the par value of the common stock remained unchanged at $0.0001 par value per share. The Prior Reverse Stock Splits did not change the authorized number of shares of common stock or preferred stock.

The effects of the Prior Reverse Stock Splits have been retroactively reflected throughout this Proxy Statement.

Definitions

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “180 Life”, “180LS” and “180 Life Sciences Corp.” refer specifically to 180 Life Sciences Corp. and its consolidated subsidiaries. References to “KBL” refer to the Company prior to the November 6, 2020 Business Combination.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“CAD” refers to Canadian dollars;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“£” or “GBP” refers to British pounds sterling;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

Forward-Looking Statements and Website Links

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, the outcome of trials and our ability to market and commercialize future products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the sections of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

References to Additional Information

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025 (the “2024 Annual Report”).

You may also request a copy of this proxy statement and the annual report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603
(919) 481-4000, or 1-866-752-VOTE (8683)

Voting Rights and Principal Stockholders

Holders of record of our common stock and Series B Convertible Preferred Stock, at the close of business on the Record Date, will be entitled to vote at the annual meeting, on all matters properly presented at the annual meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 6,068,649 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) no shares of our Class C Special Voting Shares outstanding; (d) no shares of our Class K Special Voting Shares outstanding; and (e) no shares of our Series B Convertible Preferred Stock outstanding.

The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 6,068,649 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined below under “Executive and Director Compensation — Summary Executive Compensation Table”); and (d) all current directors and Named Executive Officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock**
Directors, Officers and Named Executive Officers
Blair Jordan	1,900,812	(1)	31.3%
Eric R. Van Lent	8,763	(2)	*
Ryan Smith	174,541	(3)	2.9%
Lawrence Steinman	116,586	(4)	1.9%
Stephen H. Shoemaker	137,297	(5)	2.3%
James N. Woody£	—		—
Omar Jimenez£	—		—
Jonathan Rothbard£	1,475		*
Ozan Pamir£	—		—
Quan Anh Vu£	—		—
All officers and directors as a group (5 persons)	2,337,999		38.5
5% Stockholders
Elray Resources Inc.(6)	4,318,000	(7)	47.6%
AmTrust Financial Services, Inc.(8)	509,707		8.4%

*	Less than one percent.

**	Percentages based upon 6,068,649 shares of our common stock issued and outstanding as of the Record Date.

£	Former Named Executive Officer, no longer serving as an officer or director of the Company. Beneficial ownership is based on either (a) the last beneficial ownership disclosed to the Company from such persons; or (b) the record shareholders list of the Company as of the Record Date, and may not reflect the total number of shares of common stock of the Company beneficially owned by the noted individual as of such date.

(1)	Includes 179,646 Restricted Stock Shares subject to vesting at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to Mr. Jordan’s continued service to the Company (through his personal consulting company, Blair Jordan Strategy and Finance Consulting Inc., which shares he is deemed to beneficially own and control) on such vesting dates. On February 5, 2025, as a required condition to the entry into a First Amendment to Separation and Release Agreement with Dr. James Woody, the Company’s former Chief Executive Officer and director, the Company, Mr. Jordan and Dr. Woody, entered into a Voting Agreement, whereby Dr. Woody agreed to vote a total of 43,166 shares of the Company’s common stock, as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to February 5, 2026, the date after August 5, 2025, that Dr. Woody has sold all of the shares or the date that the Company terminates the Voting Agreement. In order to enforce the terms of the Voting Agreement, Dr. Woody provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the 43,166 shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. As a result of the irrevocable voting proxy, Mr. Jordan may be deemed to beneficially own the 43,166 shares of common stock of the Company held by Dr. Woody. On February 21, 2025, as a required condition to the entry into a Mutual Settlement and General Release Agreement with Dr. Marlene Krauss (“Dr. Krauss”), the former Chief Executive Officer and director of KBL Merger Corp. IV, the Company’s predecessor, and KBL IV Sponsor, LLC, the Company’s former sponsor, the Company, the Mr. Jordan and Dr. Krauss, entered into a Voting Agreement, whereby Dr. Krauss agreed to vote a total of 200,000 shares of the Company’s common stock, as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to August 21, 2025. In order to enforce the terms of the Voting Agreement, Dr. Krauss provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the 200,000 shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. As a result of the irrevocable voting proxy, Mr. Jordan may be deemed to beneficially own the 200,000 shares of common stock of the Company held by Dr. Krauss. Except for the limited right to vote such shares pursuant to the Voting Agreements, Mr. Jordan has no dispositive control over the shares, nor any pecuniary interest therein. On April 28, 2025, the Company, Mr. Jordan and Elray Resources, Inc. (“Elray”) entered into a Voting Agreement, whereby Elray agreed to vote a total of 1,318,000 shares of the Company’s common stock, as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to April 28, 2026. In order to enforce the terms of the Voting Agreement, Elray provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the 1,318,000 shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. As a result of the irrevocable voting proxy, Mr. Jordan may be deemed to beneficially own the 1,318,000 shares of common stock of the Company held by Elray. Except for the limited right to vote such shares pursuant to the Voting Agreement, Mr. Jordan has no dispositive control over the shares, nor any pecuniary interest therein. Does not include any options which have not vested to the holder to date, and which do not vest within 60 days of the Record Date.

(2)	Includes 8,763 Restricted Stock Shares subject to vesting at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to Mr. Van Lent’s continued service to the Company on such vesting dates. Does not include any options which have not vested to the holder to date, and which do not vest within 60 days of the Record Date.

(3)	Includes 109,541 Restricted Stock Shares subject to vesting at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to the holder’s continued service to the Company on such vesting dates. Does not include any options which have not vested to the holder to date, and which do not vest within 60 days of the Record Date.

(4)	Includes 48,198 Restricted Stock Shares subject to vesting at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to the holder’s continued service to the Company on such vesting dates. Does not include any options which have not vested to the holder to date, and which do not vest within 60 days of the Record Date.

(5)	Includes 72,297 Restricted Stock Shares subject to vesting at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to the holder’s continued service to the Company on such vesting dates. Does not include any options which have not vested to the holder to date, and which do not vest within 60 days of the Record Date.

(6)	Address: 3651 Lindell Road, Suite D131, Las Vegas, NV, 89103. The securities held by Elray Resources, Inc. are beneficially owned by Anthony Brian Goodman, its Chief Executive Officer. The information included in this footnote is based on information reported on Schedule 13D/A filed by Elray Resources, Inc. with the SEC on April 11, 2025, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations. See also footnote (1) for a description of the Voting Agreement between Elray, Blair Jordan and the Company. On April 28, 2025, the Company entered into a Settlement and Mutual Release Agreement (the “Elray Settlement Agreement”) with Elray, and Luxor Capital, LLC (“Luxor”). Luxor and Elray are each controlled by Anthony Brian Goodman, the father of Jay Goodman, our former director. The Elray Settlement Agreement resolved certain disputes which had arisen between the parties relating to among other things, certain potential acquisitions. Pursuant to the Elray Settlement Agreement: (a) the Company agreed to acquire all 1,318,000 of the shares of its common stock (the “Elray Shares”) held by Elray, in exchange for an aggregate settlement payment of $1 million, consisting of (i) $350,000 payable to Elray within five business days of the Elray Settlement Agreement (the “Elray Payment”) and (ii) $650,000 payable to Luxor (“Luxor Payment”). Amounts due to Luxor will be payable by way of 20% of proceeds raised by the Company in future capital raises until paid in full, but shall be paid no later than April 28, 2026; and (b) the Company, Elray, and Luxor exchanged mutual general releases from claims arising from prior negotiations and agreements, with limited exceptions for obligations under the Settlement Agreement and confidentiality requirements. In connection with the settlement, Elray agreed to deliver five stock powers authorizing cancellation of the Elray Shares, to be held in escrow and released proportionally at the option of the Company, as settlement payments are made, with all remaining shares canceled once the full amounts of the Elray Payment and Luxor Payment are made. The stock powers are to be released in tranches, with the stock power relating to the initial 461,300 Elray Shares eligible to be released from escrow upon payment of the Elray Payment, and the remaining four stock powers, each providing for the transfer of 214,175 shares, to be released upon the payment by the Company to Luxor of each additional $162,500. As of the Record Date, no Elray Shares have been returned to the Company or cancelled.

(7)	Includes 3,000,000 shares of common stock issuable upon exercise of warrants to purchase shares of common stock held by Elray Resources, Inc., which each have an exercise price of $1.68 per share and cashless exercise rights, and an expiration date of September 30, 2031.

(8)	Address: 59 Maiden Lane, Fl 43, New York, New York 10038. These shares are beneficially owned by Barry Zyskind, the Chairman and Chief Executive Officer of AmTrust Financial Services, Inc.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company, except that Elray Resources, Inc., the holder of 1,318,000 shares of our outstanding common stock, subject to a Voting Agreement (discussed above in Footnote (1) to the Security Ownership of Management and Certain Beneficial Owners and Management Table) holds warrants to purchase up to 3,000,000 shares of common stock with an exercise price of $1.68 per share. If converted and exercised in full (for cash), the 3,000,000 shares of common stock issuable upon exercise of the warrants would constitute 47.6% of our then outstanding shares of common stock and would represent a change of control of the Company.

Corporate Governance

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

We do not currently have a Chairperson of our Board of Directors. The Board of Directors believes that because we only have five directors, that this leadership structure is the most effective and efficient for the Company at this time. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board believes that this leadership structure, including our strong independent Lead Director (Mr. Smith, as discussed below), best serves the Company and its stockholders at this time by leveraging executive leadership experience while providing effective independent oversight. Independent leadership remains an important pillar of the Board leadership structure and, as such, the Company continues to have an independent Lead Director with robust, well-defined responsibilities as set forth below under “Independent Lead Director.”

The Board evaluates its structure periodically, as well as when warranted by specific circumstances in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risks throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Strategy and Alternatives, Risk, Safety and Regulatory Committee oversees our risk management policies and procedures, reviews our principal risk and compliance policies and our approach to risk management, deals with risk identification and risk assessment for the principal operational, business, compliance, legal and ethics risks facing our company, whether internal or external in nature. (The Company’s committees are described in greater detail below).

In the event the Board has appointed a Chairman, such Chairman can represent the board in communications with stockholders and other stakeholders but cannot individually (however the full Board can) override our Chief Executive Officer on, any risk matters. Additionally, our Chairman has not traditionally provided input on design of the Board itself, which instead comes from the full Board. As discussed above, we do not currently have a Chairman of the Board.

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Family Relationships

There are no family relationships among executive officers and directors.

Other Directorships

None of the directors of our Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), other than:

●	Prof. Steinman (who serves on the Board of Directors of BioAtla, Inc. (NASDAQ:BCAB), on the Compensation Committee and Nominating and Corporate Governance Committee of BioAtla and on the Board of Directors of Pasithea Therapeutics Corp. (NASDAQ:KTTA)).

●	Mr. Jordan, who serves; as a member of the Board of Directors and Audit Committee, Governance Committee and Compensation Committee of Goldgroup Mining Inc. (TSXV:GG); as a member of the Board of Directors, Chairman of the Audit Committee and Governance Committee, and member of the Compensation Committee of Standard Uranium Ltd. (TSXV:STND); and as a member of the Board of Directors and Chairman of the Audit Committee of Timeless Capital Corp. (TSXV:TMC).

●	Mr. Smith, who serves as a member of the Board of Directors of U.S. Energy Corp. (USEG:NASDAQ).

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as disclosed in the biographies of such persons below, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal year that ended on December 31, 2024, the Board held 30 meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below. Each director attended at least 75% of all of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2024. All nine of the then Company’s directors attended the Company’s 2024 Annual meeting. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committee Membership

Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Strategy and Alternatives, Risk, Safety and Regulatory Committee. Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are composed solely of independent directors. You can review the charters for our standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee by accessing our public filings at the SEC’s web site at www.sec.gov or on our website at https://ir.180lifesciences.com/corporate-governance/board-committees.

The current members of the committees of our Board of Directors are as follows:

Director Name	Audit Committee	Compensation Committee	Nominating, Corporate Governance Committee	Strategy and Alternatives, Risk, Safety and Regulatory Committee
Blair Jordan				C
Lawrence Steinman, M.D.
Ryan Smith(1)	M	C	C	M
Stephen H. Shoemaker	C	M	M	M

C -	Chairperson of the Committee.
M -	Member of the Committee.
(1)	Lead Independent Director

Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

Audit Committee

Nasdaq listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Mr. Ryan Smith and Mr. Stephen H. Shoemaker.  Each member of the Audit Committee meets the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. Shoemaker qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the Audit Committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of the Board of Directors, which currently consists of Mr. Ryan Smith and Mr. Stephen Shoemaker.  We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2024, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

We have established a Nominating and Governance Compensation Committee of the Board of Directors, which currently consists of Mr. Ryan Smith (Chairman) and Mr. Stephen Shoemaker.  Our Board has determined that each member is independent under applicable Nasdaq listing standards. We have adopted a Compensation Committee charter, which details the principal functions of the nominating and corporate governance committee. Specific responsibilities of the Nominating and Corporate Governance Committee include:

●	making recommendations to our Board regarding candidates for directorships;

●	making recommendations to our Board regarding the size and composition of our Board;

●	overseeing our corporate governance policies and reporting; and

●	making recommendations to our Board concerning governance matters.

Strategy and Alternatives, Risk, Safety and Regulatory Committee

We currently have a standing Strategy and Alternatives, Risk, Safety and Regulatory Committee, including Mr. Blair Jordan (Chairman), Mr. Stephen Shoemaker, and Mr. Ryan Smith. The Strategy and Alternatives, Risk, Safety and Regulatory Committee’s responsibilities encompass overseeing various processes and strategies related to Company transactions, risk management, safety, and regulatory compliance, including:

●	Transaction Review: Establishing and overseeing procedures for evaluating potential transactions, soliciting proposals, making recommendations, and negotiating terms.

●	Risk Management: Reviewing and guiding the Company’s approach to identifying and assessing key risks, including information security, cybersecurity, business continuity, and legal risks.

●	Strategic Evaluation: Assessing both solicited and unsolicited strategic opportunities and recommend actions to the Board.

●	Compliance Oversight: Ensuring the Company’s adherence to compliance programs, relevant laws, regulations, and corporate policies. This includes reviewing whistleblower mechanisms, investigations, and legal inquiries.

●	Cultural Awareness: Working to foster a culture of risk awareness and proper risk handling within the Company.

●	Privacy & Data Security: Overseeing privacy and data security risk exposures, mitigation strategies, and updates on legislative developments impacting these areas.

●	CEO Collaboration: Meeting regularly with the CEO to discuss matters under the committee’s scope.

The Strategy and Alternatives, Risk, Safety and Regulatory Committee also reviews management’s risk tolerance approach from time to time and coordinates risk mitigation efforts with the Board and other committees.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://ir.180lifesciences.com/corporate-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board of Directors.

Lead Independent Director

On February 4, 2025, the Board of Directors of the Company appointed independent director Ryan Smith, as Lead Independent Director of the Company.

As Lead Independent Director, Mr. Smith: will preside at any meetings of the independent directors, including executive sessions, and as appropriate; will (a) assist in the recruitment of board candidates; (b) have active involvement in board evaluations; (c) have active involvement in establishing committee membership and committee chairs; and (d) have active involvement in the evaluation of the chief executive officer; will work with committee chairs as necessary to ensure committee work is conducted at the committee level and appropriately reported to the board; will communicate with the independent directors between meetings when appropriate; and will recommend consultants and outside advisors to the board as necessary or appropriate. The lead director may also attend meetings of committees on which the lead director is not a member.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees to date.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 7, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Insider Trading/Anti-Hedging Policies

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also plans to follow procedures for the repurchase of any shares of its securities. The Company believes that its insider trading policy and planned repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The policy also prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading and includes specific anti-hedging provisions.

Pursuant to the anti-hedging provisions, the Company prohibits executive officers, directors, and employees from engaging in transactions involving derivative securities, such as put and call options, and short sales, that could generate profit from a decline in the Company’s stock price. While other hedging transactions are not outright banned, they are strongly discouraged as they may misalign the interests of Company insiders with shareholders and encourage excessive risk-taking.

The above anti-hedging restriction does not however apply to stock options granted by the Company, nor does it apply to using Company securities for option exercises or tax payments in transactions directly with the Company.

The Company also prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan unless the pledgor has the clear financial capability to repay the loan without resort to the pledged securities.

A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to the 2024 Annual Report.

Policy on Timing of Award Grants

The Compensation Committee and the Board have not established policies and practices (whether written or otherwise) regarding the timing of option grants, stock appreciation rights and similar awards, or other awards, in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers, provided that we do not currently grant stock options to employees or executives. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Director Independence

In evaluating the independence of each of our directors and director nominees, the Board considers transactions and relationships between each director or nominee, or any member of his or her immediate family, and the Company and its subsidiaries and affiliates. The Board also examines transactions and relationships between directors and director nominees or their known affiliates and members of the Company’s senior management and their known affiliates. The purpose of this review is to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent under applicable laws and regulations and Nasdaq listing standards.

Our Board of Directors has affirmatively determined that Ryan Smith and Stephen H. Shoemaker are each an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act, and have no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

Audit Committee Report

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2024, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Stephen H. Shoemaker, Chair

/s/ Ryan Smith, Member

Information About Our Executive Officers and Directors

Executive Officers

The following table sets forth certain information with respect to our executive officers:

Name	Position	Age
Blair Jordan	Chief Executive Officer and Director	56
Eric R. Van Lent	Chief Accounting Officer	42

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

Blair Jordan — Chief Executive Officer and Director — Information regarding Mr. Jordan is set forth below under “Classified Board of Directors”.

Eric R. Van Lent — Chief Accounting Officer (Principal Accounting/Financial Officer)

Eric R. Van Lent is a seasoned finance and accounting professional with over 20 years of experience optimizing financial operations, streamlining processes, and driving revenue growth in medium to large organizations. With expertise spanning financial reporting, strategic planning, and enterprise resource planning (ERP) implementation, he has played a pivotal role in enhancing operational efficiency and profitability across manufacturing, distribution, software, defense, & Esports industries. Mr. Van Lent has served as a NetSuite advanced financials consultant with Cumula3 Group since February 2024 and as the managing member of his own consulting firm, EVL Consulting LLC, since February 2020. Mr. Van Lent previously served as Vice President and Corporate Controller of Engine Media Holdings, Inc., a software/gaming/racing/esports company from January 2018 to December 2021. In that role, he managed the restructuring and financial oversight of a multi-site international software business. He played a key role in the company’s successful uplisting from the TSX Venture Exchange to Nasdaq and led the implementation of NetSuite ERP, streamlining financial reporting across multiple global operations. Mr. Van Lent has also held positions at Assa Abloy, Lockheed Martin, and Flight Line Products, where he successfully executed ERP integrations, automated financial processes, and led cost-reduction initiatives, achieving multimillion-dollar savings.

Mr. Van Lent holds a Master of Business Management in Finance from Norwich University and a Bachelor of Business Management from Pepperdine University. He is a Certified Public Accountant (CPA) licensed in California. He also served in the United States Navy.

Classified Board of Directors

The Board of Directors is divided into two classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the second annual meeting following the election. The directors are divided among the two classes as follows:

●	the Class I directors are Lawrence Steinman and Stephen H. Shoemaker, and their terms expire at the annual meeting of stockholders to be held on ___________, 2025, subject to reappointment; and

●	the Class II directors are Blair Jordan and Ryan Smith, and their terms expire at the annual meeting of stockholders to be held in 2026.

Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the directors. The division of the Board of Directors into two classes with staggered two-year terms may delay or prevent a change of our management or a change in control.

Our current directors are as follows:

Name	Age	Position With Company	Date First Appointed as Officer or Directors	Director Class*
Class I Directors
Lawrence Steinman, M.D.	77	Director	November 2020	Class I
Stephen H. Shoemaker	64	Director	December 2024	Class I

Class II Directors
Blair Jordan	56	Director	February 2024	Class II
Ryan Smith	41	Director	March 2024	Class II

*	Terms expire at the 2025 annual meeting of stockholders, subject to reappointment (Class I) and the annual meeting of stockholders to be held in 2026 (Class II).

Director Nominees

At the annual meeting, two directors are to be re-elected as Class I directors, to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Lawrence Steinman, M.D., and Stephen H. Shoemaker, both of whom are currently directors of our company. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected.

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board, except in connection with the Voting Agreements, discussed below under “Certain Relationships and Related Transactions, and Director Independence—Related Party Agreements—Voting Agreements”. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

Information regarding the director nominees is provided below:

Board Nominees

LAWRENCE STEINMAN – CLASS I DIRECTOR

Lawrence Steinman, M.D. served as Executive Co-Chairman of the Board of Directors of the Company from the Closing of the Business Combination in November 2020 to March 2024, and as Executive Chairman of the Board of Directors from March 2024 to May 2024. He also had primary scientific responsibility for our α7nAChR platform. Dr. Steinman served as Co-Chairman of 180 and as a member of its board of directors since April 2019. Prior to joining 180, he served on the Board of Directors of Centocor Biotech, Inc., from 1989 to 1998, the Board of Directors of Neurocine Biosciences from 1997 to 2005, the Board of Directors of Atreca from 2010 - 2019, the Board of Directors of BioAtla, Inc. (NASDAQ:BCAB) from July 2020 to present (he also serves on the Compensation Committee and Nominating and Corporate Governance Committee of BioAtla), the Board of Directors of Tolerion, Inc. from 2013 to 2020 and the Board of Directors of Alpha5 Integrin from November 2020 to June 2022, and the Board of Directors of Pasithea Therapeutics Corp. (NASDAQ:KTTA) from August 2020 to the present. He is currently the George A. Zimmermann Endowed Chair in the Neurology Department at Stanford University and previously served as the Chair of the Interdepartmental Program in Immunology at Stanford University Medical School from 2003 to 2011. He is a member of the National Academy of Medicine and the National Academy of Sciences. He also founded the Steinman Laboratory at Stanford University, which is dedicated to understanding the pathogenesis of autoimmune diseases, particularly multiple sclerosis and neuromyelitis optica. He received the Frederic Sasse Award from the Free University of Berlin in 1994, the Sen. Jacob Javits Award from the U.S. Congress from 1988 through 2002, the John Dystel Prize in 2004 from the National MS Society in the U.S., the Charcot Prize for Lifetime Achievement in Multiple Sclerosis Research in 2011 from the International Federation of MS Societies and the Anthony Cerami Award in Translational Medicine by the Feinstein Institute of Molecular Medicine in 2015. In 2023, he was honored as a Pioneer in Medicine by the Society for Brain Mapping and Therapeutics. He also received an honorary Ph.D. from the Hasselt University in 2008, and from the University of Buenos Aires in 2022. He received his BA (physics) from Dartmouth College in 1968 and his MD from Harvard University in 1973. He also completed a fellowship in chemical immunology at the Weizmann Institute (1974 - 1977) and was an intern and resident at Stanford University Medical School.

We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics qualify him to serve as a director.

STEPHEN H. SHOEMAKER – CLASS I DIRECTOR

Mr. Shoemaker is a seasoned senior executive with extensive leadership experience in the iGaming, hospitality, technology, and real estate development sectors. Over his career, he has raised more than $2 billion across multiple Chief Executive Officer (CEO) and Chief Financial Officer (CFO) roles. His expertise spans strategic planning, capital raising, and operations management, with a focus on building high-growth, team-oriented organizations in both domestic and international markets, including Asia, Canada, and Europe.

Most recently, from July 2021 to January 2024, Mr. Shoemaker served as CEO of WIN Group, a leading global esports betting company, where he led the company’s strategic direction and growth, focusing on esports content and online wagering. During his tenure, he doubled user registrations on WIN’s content platform, and launched a new licensed iGaming platform aimed at eSports. Prior to that, he provided financial advisory services to small and medium sized enterprises, including strategic support to WIN Group and financial advisory services for a greenfield resort project in Colombia.

From January 2018 to July 2019, Mr. Shoemaker served as the CEO of Engine Media Holdings, Inc. (TSX:GAME and NASDAQ:GAME), an international digital media, entertainment and technology company, where he led capital raising efforts, streamlined operations, and grew revenue significantly. Earlier in his career, he held various senior executive roles at Asian Coast Development Ltd. (CEO and Chairman of the Board (2014-2015) and President and CFO (2008-2014)), an international development company specializing in integrated resort destinations; NuVox Inc., a telecommunications company based in the southeast and Midwest US (CFO (2003-2008)); GT Group Telecom (CFO (1999-2002)), and Qwest Communications International Inc. (various roles (1996-1999)), where he developed deep expertise in capital markets, mergers and acquisitions, and international business. Mr. Shoemaker holds a B.S. in Commerce with a concentration in Accounting from the University of Virginia and is a Certified Public Accountant.

We have concluded that Mr. Shoemaker is well qualified to serve on our Board of Directors based upon his significant experience with capital markets, mergers and acquisitions, and international business, including his background and knowledge in the iGaming industry.

Continuing Directors

BLAIR JORDAN –CHIEF EXECUTIVE OFFICER AND CLASS II DIRECTOR

Mr. Jordan is an experienced senior executive and corporate director with experience in both private and public companies across a variety of sectors. Mr. Jordan is also the Co-Founder and Chief Executive Officer of HighMont Advisors Inc., a Vancouver-based, globally focused strategy and finance consulting company, specializing in helping clients facing corporate transition; advisory services offered include mergers and acquisitions (M&A), public and private financing, turnaround and restructuring, corporate and business development, positions he has held since January 2020. Mr. Jordan also serves as a senior advisor at Evans & Evans, Inc., a Vancouver based strategic finance consulting and advisory firm, a position he has held since October 2023. Mr. Jordan, from March 2024 to May 2025, was a member of the Executive Committee of the Board of Directors of Flair Airlines Ltd., a private company, where he shared responsibility for capital markets, corporate development, strategic and risk management.

Mr. Jordan has extensive public company Board of Directors experience, including in his current roles as a member of the Board of Directors and Audit Committee, and chair of the Governance Committee and Compensation Committee of Goldgroup Mining Inc. (TSX:GG); a member of the Board of Directors, Chairman of the Audit Committee and Governance Committee, and member of the Compensation Committee of Standard Uranium Ltd. (TSXV:STND); and a member of the Board of Directors and Audit Committee of Timeless Capital Corp. (TSXV:TMC). Mr. Jordan also serves on various private company Board of Directors. From March 2023 to May 2025, Mr. Jordan also served as a member of the Board of Directors and Audit Committee of Universal Digital Inc. (CSE:LFG), formerly Minas Metals Ltd. (CSE:MINA).

Mr. Jordan has served as Chief Executive Officer of the Company since February 2025, previously serving as the Interim Chief Executive Officer of the Company from May 2024 to February 2025, and also previously served as lead independent director of the Company from February 2024 to May 2024. Mr. Jordan served as Chief Financial Officer of HeyBryan Media Inc. (CSE: HEY), a peer-to-peer marketplace app connecting independent contractors to consumers with everyday home maintenance needs, from October 2019 to November 2020. Prior to that he served in several roles with Ascent Industries Corp. (“Ascent”), including Vice President of Corporate Development (January 2018 – July 2018); Chief Financial Officer (August 2018 – April 2019); and Interim Chief Executive Officer (November 2018 – April 2019), where he led the company’s go-public listing and financing transactions. Mr. Jordan was Interim CEO, CFO, and a director of Ascent, when on March 1, 2019, the Supreme Court of British Columbia issued an order granting Ascent’s application for creditor protection under the Companies’ Creditors Arrangement Act (Canada) (“CCAA”). On April 26, 2019, Mr. Jordan resigned as an officer and director of Ascent. On May 5, 2020, the receivership was terminated by the court. Mr. Jordan was also a director of Mjardin Group Inc., a diversified cannabis company from May 26, 2021 to March 22, 2022.  PwC, as receiver, determined to place Mjardin Group Inc. into receivership on March 23, 2022. Mr. Jordan resigned as a director immediately prior to the Order of the Superior Court of Ontario in that regard.

Between 2012 and 2017, Mr. Jordan served as Managing Director and Corporate Director with Echelon Wealth Partners Inc., an investment banking firm, with a focus in the technology, biotech and diversified industries fields. Mr. Jordan also worked for Credit Suisse Group for nearly ten years in roles that included Leveraged Finance/Restructuring in Europe, Principal Investing in New York, as well as Special Situations and Convertible Bonds in Asia. Prior to Credit Suisse, Mr. Jordan was a corporate and securities lawyer with Bennett Jones LLP. Mr. Jordan also served in the Canadian Army.

His management experience also includes working as CFO and CEO of public companies, and director at a global investment bank. His board experience includes roles at a Canadian investment bank, health sciences companies, mineral exploration and production companies (uranium and gold), an ultra-low cost airline and a Capital Pool Corporation.

Mr. Jordan holds an MBA from The University of Chicago Booth School of Business, with concentrations in Accounting, Finance, Entrepreneurship and International Business. He also has an LL.B from the University of British Columbia where he focused on corporate and securities law, and a BA from the University of Victoria in British Columbia.

We have concluded that Mr. Jordan is well qualified to serve on our Board of Directors based upon his significant business experience, including his background in restructuring, mergers and acquisitions.

RYAN L. SMITH – CLASS II DIRECTOR, LEAD DIRECTOR

Since December 2019, Mr. Smith has served as Chief Executive Officer of U.S. Energy Corp. (USEG:NASDAQ)(“U.S. Energy”), an energy company engaged in the development and operation of high-quality energy and industrial gas assets in the United States. Mr. Smith served as Chief Financial Officer of U.S. Energy from May 2017 to June 2023, and has served as a member of the Board of Directors of U.S. Energy since January 2021. Mr. Smith consulted for U.S. Energy from January 2017 to May 2017. Prior to holding that position, Mr. Smith served as Emerald Oil Inc.’s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Emerald Oil Inc. filed for Chapter 11 bankruptcy protection in March 2016 and emerged from bankruptcy in November 2016. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity’s Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

We have concluded that Mr. Smith is well qualified to serve on our Board of Directors based upon his significant business experience, including his public company background, and capital markets fund raising.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Executive and Director Compensation

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2024 and 2023. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2024 and 2023, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
Blair Jordan(1)	2024	$140,107	(7)	$—	$—	$—		$—	$—		$140,107
Chief Executive Officer
James N. Woody(2)	2024	$—		$—	$—	$—		$—	$100,250	(10)	$100,250
Former CEO and Former Director	2023	$567,775		$—	$—	$39,025	(8)	$—	$50,000	(11)	$656,800
Omar Jimenez(3)	2024	$74,479		$—	$—	$—		$—	$53,584	(12)	$128,063
Former CFO
Ozan Pamir(4)	2024	$285,000		$—	$—	$—		$—			$285,000
Former CFO	2023	$387,741		$—	$—	$7,805	(9)	$—	$22,500	(11)	$418,046
Quan Anh Vu(5)	2023	$—		$—	$—	$—		$—	$384,475	(13)	$384,475
Former COO and CBO
Jonathan Rothbard(6)	2024	$—		$—	$—	$—		$—	$200	(14)	$200
Former Chief Scientific Officer	2023	$250,342		$—	$—	$7,805	(9)	$—	$10,000	(11)	$268,147

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Option Awards and Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Note 11 — Stockholders’ (Deficit) Equity” to the Company’s December 31, 2024, audited financial statements included in the 2024 Annual Report. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(1)	On February 28, 2024, Mr. Blair Jordan was appointed to the Board of Directors of the Company. On May 7, 2024, Mr. Jordan was appointed as Interim Chief Executive Officer of the Company. On February 4, 2025, the Board of Directors of the Company approved the appointment of Mr. Blair Jordan as Chief Executive Officer of the Company. Mr. Jordan provides his services through, and is paid through, Blair Jordan Strategy and Finance Consulting Inc., of which he is the sole owner and control person.

(2)	On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer (Principal Executive Officer), and as a member of the Board of Directors, of the Company effective the same date, and entered into a Separation and Release Agreement with the Company the total fair value of which is included above in “All Other Compensation”. The Separation and Release Agreement is discussed in greater detail below under Note (10).

(3)	Mr. Omar Jimenez was appointed as a member of the Board of Directors of the Company on March 7, 2024, and as Chief Financial Officer of the Company on September 11, 2024, effective September 30, 2024. Mr. Jimenez resigned as Chief Financial Officer of the Company on December 16, 2024.

(4)	On September 10, 2024, Mr. Ozan Pamir, the Chief Financial Officer (Principal Financial/Accounting Officer) and Secretary of the Company tendered his resignation to the Board effective September 30, 2024.

(5)	On October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company. On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Ahn Vu. In consideration for performing services under the agreement, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year. Mr. Vu’s employment agreement was terminated effective January 15, 2023.

(6)	On May 7, 2024, Dr. Jonathan Rothbard resigned as Chief Scientific Officer of the Company of the Company effective the same date, and entered into a Separation and Release Agreement with the Company, the total fair value of which is included in “All Other Compensation”, above. The Separation and Release Agreement is discussed in greater detail below.

(7)	Represents amount paid through Blair Jordan Strategy and Finance Consulting Inc. (an entity owned by Mr. Jordan).

(8)	Represents the value of ten-year options to purchase 3,948 shares of common stock with an exercise price of $12.73 per share which were granted on September 4, 2023, which have since expired unexercised.

(9)	Represents the value of ten-year options to purchase 790 shares of common stock with an exercise price of $12.73 per share which were granted on September 4, 2023, which have since expired unexercised.

(10)	On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer of the Company and entered into a Separation and Release Agreement with the Company. Under the Separation Agreement, the Company agreed to (a) pay Dr. Woody $50,000 in cash, less all applicable withholdings and required deductions; (b) issue Dr. Woody 25,000 fully-vested shares of the Company’s common stock; and (c) provide Dr. Woody the right to earn an additional $50,000 in the event we complete a change of control transaction (the “Change of Control Bonus”) within 24 months of the resignation date or we raise at least $5 million within 12 months from the resignation date, the total fair value of which is included above in “All Other Compensation”. On February 5, 2025, we entered into a First Amendment to Separation and Release Agreement with Dr. Woody (the “First Amendment”). Pursuant to the First Amendment, Dr. Woody and the Company agreed to amend the terms of the May 7, 2024 Separation and Release Agreement, to terminate the Change of Control Bonus and for the Company to instead issue Dr. Woody $60,000 in shares of restricted common stock of the Company (or 43,166 shares of common stock, based on the closing sales price of the Company’s common stock on February 5, 2025, which closing price was $1.39 per share, the “Separation Shares”).

(11)	Represents amounts paid in consideration for a bonus for fiscal 2021, which were paid in fiscal 2023.

(12)	Includes $48,334 paid as consideration for services rendered as a member of the Board of Directors during 2024 and $5,270 of health insurance premiums.

(13)	Represents $368,225 paid to Mr. Vu pursuant to the terms of a settlement agreement in connection with the termination of his employment agreement.

(14)	On May 7, 2024, Dr. Jonathan Rothbard resigned as Chief Scientific Officer of the Company effective the same date, and entered into a Separation and Release Agreement with the Company. Under the Separation Agreement, the Company agreed to pay Dr. Rothbard $200 in cash, less all applicable withholdings and required deductions, the total fair value of which is included in “All Other Compensation”, above.

Bonuses

No bonuses were paid to the officers named in the table above during the fiscal year ended December 31, 2024 or 2023.

Current Compensation Agreements

Jordan Consulting Agreement

On May 7, 2024, the Company entered into an Executive Consulting Agreement with Mr. Blair Jordan and Blair Jordan Strategy and Finance Consulting Inc. (an entity owned by Mr. Jordan) (“Jordan Consulting” and the “Original Jordan Consulting Agreement”). Pursuant to the Original Jordan Consulting Agreement, the Company agreed to engage Jordan Consulting to provide the services of Mr. Jordan to the Company as Interim Chief Executive Officer of the Company. The Original Jordan Consulting Agreement had a term through April 30, 2025, and provided for Mr. Jordan to act as Interim Chief Executive Officer of the Company, and to be paid $216,000 per year in consideration for services rendered to the Company, plus a $250,000 bonus in the event that the Company completes a Corporate Transaction. A “Corporate Transaction” includes any corporate transaction by the Company, which occurs during the term, including but not limited to any merger, reverse merger, acquisition, disposal, joint-venture and/or investment involving the Company, which results in a Change of Control of the Company. For the purpose of the Agreement “Change of Control” means any corporate transaction pursuant to which the ownership of an aggregate of 50.1% or more of the outstanding shares of the Company is held by one or more parties after completing the Corporate Transaction.

On February 4, 2025, the Board of Directors of the Company approved the appointment of Mr. Blair Jordan as Chief Executive Officer of the Company and an increase in Mr. Jordan’s compensation to $240,000 per year, effective January 1, 2025.

On February 20, 2024, the Company entered into an Executive Consulting Agreement with Mr. Blair Jordan, and Jordan Consulting dated February 21, 2024 (the “February 2024 Jordan Consulting Agreement”). The Jordan Consulting Agreement replaced and superseded the Original Consulting Agreement with Mr. Jordan.

On June 17, 2025, the Company entered into an Amended and Restated Executive Consulting Agreement with Mr. Jordan and Jordan Consulting dated June 17, 2025 (the “Jordan Consulting Agreement”). The Jordan Consulting Agreement replaced and superseded the February 2024 Agreement.

Pursuant to the Jordan Consulting Agreement, the Company agreed to continue to engage Jordan Consulting to provide the services of Mr. Jordan to the Company as Chief Executive Officer of the Company. The Jordan Consulting Agreement has a term beginning effective January 1, 2025, and continuing through December 31, 2027, unless otherwise terminated pursuant to the terms of the agreement (discussed below), provided that in the event that the parties have not agreed to an extension or termination of the Jordan Consulting Agreement with at least 30 days written notice at the end of the term, the agreement automatically renews for successive terms of one year upon the expiration of the primary term or any renewal.

The Jordan Consulting Agreement provides for Mr. Jordan to act as Chief Executive Officer of the Company, and to be paid $240,000 per year in consideration for services rendered to the Company, which shall increase to $350,000 per year in the event the Company completes any material transaction (the “Fee”).

The agreement also allows the Company to pay Mr. Jordan or Jordan Consulting an incentive bonus of up to 100% of the Fee per year (but not less than 50% of the Fee), in the form of cash or equity, in the discretion of the Compensation Committee and the Board. Any additional bonus payments in 2025, if any, and subsequent bonus payments in 2026 and 2027 from the Company to Mr. Jordan or Jordan Consulting, if any, will be based on criteria to be determined by the Compensation Committee of the Board. The Board and Compensation Committee may also pay Mr. Jordan or Jordan Consulting bonuses from time to time in cash or equity, in their sole discretion, with any bonus earned being paid by March 15th of the year following the date it is earned.

The Jordan Consulting Agreement includes customary confidentiality, non-disclosure and proprietary right requirements of Jordan Consulting and Mr. Jordan, and a prohibition on Jordan Consulting and Mr. Jordan competing against us during the term of the agreement.

Jordan Consulting may terminate the Jordan Consulting Agreement at any time for “good reason” (meaning, without Mr. Jordan’s consent, the failure of the Company to pay any compensation pursuant to the agreement when due or to perform any other obligation of the Company under the agreement, or the introduction of a requirement to be physically present in an office that is not located in Vancouver, British Columbia; material diminution of duties; his reporting structure and budget authority is reduced; and any material reduction of compensation); provided, however, prior to any such termination by Mr. Jordan for “good reason”, Mr. Jordan must first advise the Company in writing (within 90 days of the occurrence of such event) and provide the Company with 30 days to cure, and such agreement must be terminated within 30 days after the Company’s failure to cure.

We may terminate the Jordan Consulting Agreement at any time for “just cause” (as described below) and for any reason other than “just cause”. “Just cause” means the occurrence of any of the following events: (i) any material or persistent breach by Jordan Consulting or Mr. Jordan of the terms of the agreement; (ii) the conviction of Jordan Consulting or Mr. Jordan of a felony offence, or the equivalent in a non-American jurisdiction, or of any crime involving moral turpitude, fraud or misrepresentation, or misappropriation of money or property of the Company or any affiliate of the Company; (iii) a willful failure or refusal by Jordan Consulting or Mr. Jordan to satisfy its respective obligations to the Company under the agreement including without limitation, specific lawful directives, reasonably consistent with the agreement, or requests of the Board; (iv) any negligent or willful conduct or omissions of Jordan Consulting or Mr. Jordan that directly results in substantial loss or injury to the Company; (v) fraud or embezzlement of funds or property, or misappropriation involving the Company’s assets, business, customers, suppliers, or employees; (vi) any failure to comply with any of the Company’s written policies and procedures, including, but not limited to, the Company’s Corporate Code of Ethics and Insider Trading Policy, provided that subject to certain limited exceptions, we must first give written notice to Jordan Consulting and Mr. Jordan, as applicable, advising them of the acts or omissions that constitute failure or refusal to perform their obligations and that failure or refusal continues after Jordan Consulting and Mr. Jordan, as applicable, has had thirty (30) days to correct the acts or omissions as set out in the notice, if such acts are correctable.

We are also able to terminate the Jordan Consulting Agreement at any time, without notice upon: (a) the death or physical or mental incapacity of Mr. Jordan, if as a result of which Mr. Jordan is unable to perform services for a period in excess of 60 days; or (b) in the event Mr. Jordan or a related party to Mr. Jordan ceases to own or control 100% of Jordan Consulting.

If the agreement is terminated by Jordan Consulting for “good reason”, or by the Company without “just cause” (other than due to death or disability), Jordan Consulting is required to be paid, in a lump sum on the tenth day following such termination, a severance payment equal to: (i) two times the then current annualized Fee, together with all outstanding expenses and pro-rated Fee (through the date of termination); (ii) any unvested equity grant (including but not limited to options, restricted shares, RSUs and other equity incentives) will vest immediate (collectively, the “Extended Obligations”); and (iii) two times any unpaid annual cash bonus in respect of any completed or partial fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year (and/or partial year, as the case may be) as determined by the compensation committee, which in any case shall be no less than 50% of the Fee before being multiplied by 2; and (iv) immediate vesting of any and all equity or equity-related awards – which terms are amended from the Prior Agreement. Any equity awards that vest based on various performance metrics will be vested only if such performance metrics have been met at the time of termination of service and will be determined solely by the Compensation Committee.

If the agreement is terminated without “good reason” by Jordan Consulting or for “just cause” by the Company, Jordan Consulting is entitled to the Accrued Liabilities (as defined below), and any equity awards or equity-related awards that are not vested as of the date of termination will be cancelled and forfeited and any vested awards will be exercisable pursuant to their terms.

If the agreement is terminated due to Mr. Jordan’s death or disability, Jordan Consulting or Mr. Jordan’s estate or his beneficiaries, as the case may be, will be entitled to receive (i) any accrued but unpaid Fee through the date of termination, any unpaid or unreimbursed expenses incurred in accordance with the terms of the agreement, (collectively, the “Accrued Liabilities”); (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination, with such amount determined based on actual performance during such fiscal year as determined by the Company’s Compensation Committee on the sixtieth day following termination; (iii) a lump sum payment of any non-discretionary annual cash bonus that would have been payable based on actual performance with respect to the year of termination in the absence of Mr. Jordan’s death or disability, pro-rated for the period that Mr. Jordan worked prior to his death or disability, and payable at the same time as the bonus would have been paid in the absence of Mr. Jordan’s death or disability; and (iv) immediate vesting of any and all equity or equity-related awards previously awarded to Jordan Consulting, irrespective of the type of award.

As a condition precedent to payment of any amount or provision of any benefit to Mr. Jordan upon termination (the “Severance Benefits”), Jordan Consulting and Mr. Jordan or Mr. Jordan’s estate, as applicable, shall execute and shall not rescind, a release in favor of the Company and all related companies, individuals, and entities, in a form satisfactory to the Company.

Upon termination of the agreement or for any reason other than “good reason” by Jordan Consulting or the Company without “just cause”, Jordan Consulting and Mr. Jordan agreed that, for a period ending six months from the date of termination, Jordan Consulting and Mr. Jordan shall not (except on behalf of the Company or with the prior written consent of the Company), directly or indirectly, compete with the Company for a period of one year, neither Mr. Jordan, nor Jordan Consulting shall solicit employees or consultants of the Company, each as discussed in greater detail in the Jordan Consulting Agreement.

EVL Consulting Agreement

Effective on February 15, 2025, the Company entered into an Executive Consulting Agreement dated January 30, 2025 with Mr. Eric R. Van Lent and EVL Consulting, LLC (an entity owned by Mr. Van Lent)(”EVL Consulting” and the “EVL Consulting Agreement”). Pursuant to the EVL Consulting Agreement, the Company agreed to engage EVL Consulting to provide the services of Mr. Van Lent to the Company as Chief Accounting Officer of the Company. The EVL Consulting Agreement has a term through July 30, 2025, unless otherwise terminated pursuant to the terms of the agreement (discussed below) and provides for Mr. Van Lent to act as Chief Accounting Officer of the Company, and to be paid $8,000 per month for an average of 10 hours of work per week, with any hours in excess of that amount being compensated at the rate of $200 per hour, only if preapproved in writing by the Company. Notwithstanding the above, the Board of Directors, with the recommendation of the Compensation Committee, may grant Mr. Van Lent bonuses from time to time in its discretion, in cash or equity. The EVL Consulting Agreement includes customary confidentiality, non-disclosure and proprietary right requirements of EVL Consulting and Mr. Van Lent, and a prohibition on EVL Consulting and Mr. Van Lent competing against us during the term of the agreement.

We have the right to terminate the EVL Consulting Agreement at any time, provided that we pay EVL Consulting $10,000 upon such termination, payable within 60 days of such termination date.

We are also able to terminate the EVL Consulting Agreement at any time, without notice upon: (a) the death or physical or mental incapacity of Mr. Van Lent if as a result of which Mr. Van Lent is unable to perform services for a period in excess of 30 days; (b) in the event Mr. Van Lent or a related party to Mr. Van Lent ceases to own or control 100% of EVL Consulting; or (c) “just cause”, which means any of the following events: (i) any material or persistent breach by EVL Consulting or Mr. Van Lent of the terms of the agreement; (ii) the conviction of EVL Consulting or Mr. Van Lent of a felony offence, or the equivalent in a non-American jurisdiction, or of any crime involving moral turpitude, fraud or misrepresentation, or misappropriation of money or property of the Company or any affiliate of the Company; (iii) a willful failure or refusal by EVL Consulting or Mr. Van Lent to satisfy its respective obligations to the Company under the agreement including without limitation, specific lawful directives, reasonably consistent with the agreement, or requests of the Board; (iv) any negligent or willful conduct or omissions of EVL Consulting or Mr. Van Lent that directly results in substantial loss or injury to the Company; (v) fraud or embezzlement of funds or property, or misappropriation involving the Company’s assets, business, customers, suppliers, or employees; (vi) any failure to comply with any of the Company’s written policies and procedures, including, but not limited to, the Company’s Corporate Code of Ethics and Insider Trading Policy, provided that subject to certain limited exceptions, we must first give written notice to EVL Consulting and Mr. Van Lent, as applicable, advising them of the acts or omissions that constitute failure or refusal to perform their obligations and that failure or refusal continues after EVL Consulting and Mr. Van Lent, as applicable, has had thirty (30) days to correct the acts or omissions as set out in the notice.

If the Company terminates the EVL Consulting Agreement for just cause, we are required to pay EVL Consulting any unpaid fees and/or unpaid and unreimbursed expenses accrued but unpaid prior to the effective termination date.

Prior Employment Agreements

Each of the salaries of the executives described below and certain of the compensation payable to the consultants described below, were subject to the increases in salary and the temporary salary accruals discussed below under “Payment of Back Pay; 2021 Bonuses and Increases in Salaries,” and “2024 Accruals”.

James N. Woody Amended and Restated Employment Agreement (terminated); and Separation Agreement

On February 25, 2021, we entered into an Amended and Restated Employment Agreement with Dr. James N. Woody (the “A&R Agreement”), dated February 24, 2021, and effective November 6, 2020, which replaced and superseded the July 2020 agreement with 180 as discussed above. Pursuant to the A&R Agreement, Dr. Woody agreed to serve as the Chief Executive Officer of the Company. The A&R Agreement had a term of three years from its effective date (through November 6, 2023) and was automatically renewable thereafter for additional one-year periods, unless either party provided the other at least 90 days written notice of their intent to not renew the agreement. Dr. Woody’s annual base salary under the agreement was initially increased to $450,000 per year, subject to automatic 5% yearly increases. For the 2021 year, Dr. Woody’s salary was $450,000, for 2022, Dr. Woody’s salary was $463,500, and for the 2023 year, Dr. Woody’s salary was $490,000 (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries,” “2024 Accruals” and “2022, 2023 and 2024 Bonuses”, below).

Dr. Woody was also eligible to receive an annual bonus, with a target bonus equal to 45% of his then-current base salary, based upon our achievement of performance and management objectives as set and approved by the Board of Directors and/or Compensation Committee in consultation with Dr. Woody. At Dr. Woody’s option, the annual bonus could be paid in cash or the equivalent value of our common stock or a combination thereof.

The A&R Agreement contained standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of this agreement.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Fourth Amendment to Amended and Restated Employment Agreement with Dr. Woody, whereby Dr. Woody agreed to a reduction of the base salary set forth in his amended employment agreements, by 50%, to $245,000 per year, accruing monthly in arrears, to be paid upon the Company raising at least $5,000,000 in funding subsequent to the date of the amended agreement (the “Funding Date”), provided that in the event the Funding Date does not occur prior to March 15, 2025, the amount accrued will be forgiven in its entirety.

Dr. Woody resigned as Chief Executive Officer of the Company on May 7, 2024, and the Amended and Restated Employment Agreement was terminated on May 15, 2024, in connection with Dr. Woody’s entry into a Separation and Release Agreement with the Company on the same date, discussed in greater detail below.

On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer (Principal Executive Officer), and as a member of the Board of Directors, of the Company effective the same date, and entered into a Separation and Release Agreement with the Company (the “Woody Separation Agreement”).

Under the Woody Separation Agreement, the Company agreed to (a) pay Dr. Woody $50,000 in cash, less all applicable withholdings and required deductions (the “Severance Cash”); (b) issue Dr. Woody 25,000 fully-vested shares of the Company’s common stock; and (c) provide Dr. Woody the right to earn the Future Contingent Payment (as defined below). The amounts above (except for the amounts payable pursuant to (c), which shall be paid by the 15th day following the date such payment is due as discussed below), are required to be paid within 15 days of the date of Dr. Woody’s resignation (the “Payment Date”). We also agreed to pay Dr. Woody a bonus of $50,000 (the “Future Contingent Payment”), [A] if we, within the 24 months following the date of Dr. Woody’s resignation, complete any corporate transaction, including but not limited to any merger, reverse merger, acquisition, disposal, joint-venture and/or investment involving the Company (a “Corporate Transaction”), which results in a Change of Control (a “Change of Control” means any Corporate Transaction pursuant to which the ownership of an aggregate of 50.1% or more of the outstanding shares of the Company is held by one or more parties after completing the Corporate Transaction); or [B] if we raise at least $5 million from any source within 12 months from Dr. Woody’s resignation date. The Future Contingent Payment is to be forfeited from Dr. Woody in the event that we are required to restate any financial statements of the Company for periods prior to Dr. Woody’s resignation date, if Dr. Woody was Chief Executive Officer of the Company during such period(s), or any disclosure made the Company in any report or filing with the SEC, is found by the Company to be materially incorrect or misleading, as determined by the reasonable discretion of the Board of Directors of the Company (each a “Forfeiture Trigger”). In the event a Forfeiture Trigger occurs or is deemed to have occurred, Dr. Woody is also required to promptly repay in full the Severance Cash.

Under the Woody Separation Agreement, Dr. Woody agreed to provide a customary general release to the Company, waived any severance pay that would have been due pursuant to the terms of his employment agreement, agreed to the termination of his employment agreement, and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company. The 25,000 fully-vested shares of the Company’s common stock due to Dr. Woody were issued under the Company’s Second Amended and Restated 2022 Omnibus Incentive Plan.

On February 5, 2025, the Company entered into a First Amendment to Separation and Release Agreement with Dr. Woody (the “First Amendment”). Pursuant to the First Amendment, Dr. Woody agreed to amend the terms of the Woody Separation Agreement, to terminate the prior requirement of the Company to pay the Future Contingent Payment and instead, pursuant to the First Amendment, Dr. Woody agreed to accept $60,000 in shares of restricted common stock of the Company (or 43,166 shares of common stock, based on the closing sales price of the Company’s common stock on February 5, 2025, which closing price was $1.39 per share, the “Separation Shares”). The Separation Shares include piggyback registration rights for a resale registration statement relative to the Separation Shares for a period of six (6) months.

The First Amendment also required Dr. Woody to enter into a Voting Agreement with the Company. Pursuant to the Voting Agreement, which was entered into on February 5, 2025, by Dr. Woody, the Company, and Blair Jordan, the Company’s Chief Executive Officer, solely for the benefit of the Company, Dr. Woody agreed to vote the Separation Shares as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to February 5, 2026; the date after August 5, 2025, that Dr. Woody has sold all of the Separation Shares; or the date that the Company terminates the Voting Agreement. In order to enforce the terms of the Voting Agreement, and solely for the benefit of the Company, Dr. Woody provided Mr. Jordan (or his assigns) an irrevocable voting proxy to vote the Separation Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. The Voting Agreement also provides a restriction on Dr. Woody’s sale or transfer of any of the Separation Shares until August 5, 2025.

Dr. Rothbard’s Employment Agreement (terminated); and Separation Agreement

On August 21, 2019, 180 entered into an Employment Agreement with Dr. Rothbard which replaced a prior agreement, which was not effective until November 6, 2020, but became effective on such date. The Employment Agreement had an initial term of three years from the Closing Date (i.e., until November 6, 2023), automatically extending for additional one-year terms thereafter unless either party terminates the agreement with at least 90 days prior written notice before the next renewal date, and since neither party provided notice of termination prior to November 6, 2023, the agreement was in place through November 6, 2024, subject to further automatic extensions.

The Employment Agreement provided for Dr. Rothbard to be paid a salary of $375,000 per year, with automatic increases in salary, on the first anniversary of the effective date, and each anniversary thereafter, of 10%. For the 2021 year, Dr. Rothbard’s salary was $375,000, for the 2022 year, Dr. Rothbard’s salary was $268,906, and for 2023, Dr. Rothbard’s salary was $200,000 (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, “Payment of Back Pay; 2021 Bonuses and Increases in Salaries,” “2024 Accruals” and “2022, 2023 and 2024 Bonuses”, below). The salary for the 2023 year represented Dr. Rothbard’s commitment of 50% of his work-related time to us.

The Employment Agreement provided for Dr. Rothbard to receive an annual bonus subject to meeting certain objectives set by the Board of Directors, with a targeted bonus amount of 50% of his then salary, payable on or before February 15th of each year.

The Employment Agreement also provided for Dr. Rothbard to earn equity compensation in the discretion of the Board of Directors.

The Employment Agreement was amended effective January 1, 2022, to override the automatic annual salary increases of 10% per annum and instead provide for future increases in the sole determination of the Board of Directors. The Employment Agreement was further amended effective June 1, 2022, to adjust the base salary of Dr. Rothbard to $193,125.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Fourth Amendment to Employment Agreement with Dr. Rothbard, whereby Dr. Rothbard agreed to a reduction of the base salary set forth in his amended employment agreements, by 50%, to $100,000 per year, accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amount accrued will be forgiven in its entirety.

On May 7, 2024, Dr. Jonathan Rothbard resigned as Chief Scientific Officer of the Company effective the same date, and entered into a Separation and Release Agreement with the Company (the “Rothbard Separation Agreement”).

Under the Rothbard Separation Agreement, the Company agreed to pay Dr. Rothbard $200 in cash, less all applicable withholdings and required deductions. Under the Rothbard Separation Agreement, Dr. Rothbard agreed to provide a customary general release to the Company, waived any severance pay that would have been due pursuant to the terms of his employment agreement, agreed to the termination of his employment agreement, and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company.

Effective on May 7, 2024, the Company entered into a Consulting Agreement with Dr. Rothbard pursuant to which he agreed to provide general consulting services to the Company for a term of six months, for $150 per hour (the “Rothbard Consulting Agreement”), which has expired pursuant to its terms. The agreement contains standard and customary confidentiality requirements.

Ozan Pamir Katexco Employment Agreement (Terminated)

Our indirect wholly-owned subsidiary Katexco Pharmaceuticals Corp. (“Katexco”) entered into an employment agreement with Mr. Ozan Pamir, on October 22, 2018. The agreement provided for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement was CAD $120,000, with annual increases as determined by the Board of Directors. The agreement also provided Mr. Pamir with a CAD $20,000 signing bonus. Any bonuses, including stock options, were in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement. In 2019, the compensation was increased to $120,000 per annum in US dollars.

On February 1, 2020, there was an amendment to Mr. Pamir’s consulting agreement with Katexco, whereby the contract was transferred from Katexco to Katexco Pharmaceuticals Corp. - US.

Ozan Pamir Company Employment Agreement (Terminated)

On February 25, 2021, we entered into an Employment Agreement dated February 24, 2021, and effective November 6, 2020, which agreement was amended and corrected on March 1, 2021, to be effective as of the effective date of the original agreement (which amendment and correction is retroactively updated in the discussion of the agreement), with Ozan Pamir, our then Interim Chief Financial Officer, which replaced and superseded Mr. Pamir’s agreement with Katexco, as discussed above. Pursuant to the agreement, Mr. Pamir agreed to serve as the Interim Chief Financial Officer of the Company; and we agreed to pay Mr. Pamir $300,000 per year for 2021, which was increased to $309,000 for the 2022 year, and, based on his appointment as Chief Financial Officer in April 2023, and $380,000 for the 2023 year (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries” and “2022, 2023 and 2024 Bonuses”, below). Such salary was to be increased to a mutually determined amount upon the closing of a new financing, and shall also be increased on an annual basis.

Under the agreement, Mr. Pamir was eligible to receive an annual bonus, in a targeted amount of 30% of his then salary for the 2021 and 2022 years, and 40% for the 2023 year, based upon our achievement of performance and management objectives as set and approved by the Chief Executive Officer, in consultation with Mr. Pamir. The bonus amount was subject to adjustment.

Under the employment agreement, Mr. Pamir was also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

On May 27, 2021, we entered into a Second Amendment to Employment Agreement with Ozan Pamir (the “Second Pamir Amendment”). The Second Pamir Amendment amended the terms of Mr. Pamir’s employment solely to provide that all compensation payable to Mr. Pamir under such agreement would be paid directly by us.

On September 14, 2021, the Board of Directors authorized a discretionary bonus of $30,000 to Mr. Pamir in consideration for services rendered.

The agreement was terminated on September 30, 2024, in connection with Mr. Pamir’s resignation as Chief Financial Officer of the Company on that date.

Quan Anh Vu Executive Employment Agreement (terminated); and Separation Agreement

On October 27, 2021, and effective on November 1, 2021, we entered into an Employment Agreement with Quan Anh Vu, our then Chief Operating Officer/Chief Business Officer.

Pursuant to the employment agreement, Mr. Vu agreed to serve as Chief Operating Officer/Chief Business Officer for the Company. In consideration therefore, we agreed to pay Mr. Vu a starting salary of $390,000 per year, subject to annual increases of up to 5% (on each November 1, but effective as of the following January 1, including a 3% increase to $401,700 for 2022). In addition to the base salary, Mr. Vu was eligible to receive an annual bonus, with a target bonus opportunity of 50% of the then-current base salary, based on achievement of performance and management objectives established by the CEO and the Compensation Committee, in consultation with Mr. Vu, payable on or before March 31st  of the year following the year in which the bonus is earned. Mr. Vu could elect the Annual Bonus to be paid in cash or the equivalent value in our common stock, or a combination of the two.

The Employment Agreement contained standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of the agreement.

On January 18, 2023, Mr. Vu resigned as Chief Operating/Chief Business Officer of the Company effective January 15, 2023, and entered into a Separation and Release Agreement with us (as amended, the “Separation Agreement”).

Under the Separation Agreement, we agreed to pay Mr. Vu (a) $297,440, less all applicable withholdings and required deductions; and (b) reimburse up to $1,100 a month for eight months for Mr. Vu’s health insurance expenses, whether under COBRA or otherwise (collectively, (a) and (b), the “Severance Payment”). The Severance Payment (except for the amounts payable pursuant to (b) which shall be paid by the 15th day of each calendar month during the applicable eight-month period) was required to be paid within 30 days of the Separation Date (the “Payment Date”). In addition to the Severance Payment, by the Payment Date, we agreed to pay Mr. Vu $73,645 for accrued backpay and $36,050 for accrued paid time off. Under the Separation Agreement, Mr. Vu agreed that his resignation was voluntary, provided a customary general release to us and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of us.

On March 29, 2023, an error in the Separation Agreement was corrected by the parties’ entry into the first amendment to Separation Agreement (the “First Separation Agreement Amendment”), effective as of the date of the original agreement, which clarified that none of the amount received by Mr. Vu pursuant to the Separation Agreement related to a bonus for 2021.

Description of Material Consulting Agreements

Service Agreement with Prof. Sir Marc Feldmann (former Co-Executive Chairman)(Terminated)

On June 1, 2018, CannBioRex Pharma Limited (“CannBioRex”), our wholly-owned subsidiary, and Prof. Sir Marc Feldmann Ph.D., our then Executive Co-Chairman, entered into a Service Agreement (the “Feldmann Employment Agreement”). Pursuant to the Feldmann Employment Agreement, Prof. Sir Marc Feldmann served as the Chairman, CEO and Executive Director of CannBioRex or in such other capacity consistent with his status. Prof. Sir Marc Feldmann’s responsibilities included those customary for the roles in which he serves. Prof. Sir Marc Feldmann received compensation of £115,000 per year, with annual compensation reviewed by the Board and eligibility for discretionary bonuses, as determined by the Board. CannBioRex also reimbursed Prof. Sir Marc Feldmann’s travel and other business expenses.

Pursuant to the Feldmann Employment Agreement, all intellectual property rights created by Prof. Sir Marc Feldmann or related to his employment belonged to and vested in CannBioRex.

The Feldmann Employment Agreement contains a customary non-compete clause prohibiting Prof. Sir Marc Feldmann from working for any competing businesses during the term of his employment, or holding equity in other businesses, except he may hold or beneficially own securities of publicly-traded companies if the aggregate beneficial interests of him and his family does not exceed 5% of that class of securities.

Prof. Sir Marc Feldmann is also prohibited for 12 months following termination (the “Post-Termination Period”) to be involved in any capacity with a competing business or potential joint venture in the United Kingdom or in any other country. During the Post-Termination Period, he may not solicit business from CannBioRex and its affiliates’ customers; or any company with whom he was actively involved in the course of his employment; or about which he holds confidential information. Prof. Sir Marc Feldmann further covenants to not interfere with CannBioRex’s business relationships by inducing or attempting to induce suppliers to take adverse actions during the Post-Termination Period. He also agrees not to induce or attempt to induce any CannBioRex employee to leave the company during the Post-Termination Period. The Feldmann Employment Agreement contains customary non-disclosure and confidentiality obligations, sick leave and vacation time.

The Feldmann Employment Agreement does not have a fixed term. Either party may terminate the agreement by delivering written notice 9 months in advance. CannBioRex may also terminate the Feldmann Employment Agreement at any time with immediate effect by giving written notice. If CannBioRex terminates Prof. Sir Marc Feldmann’s employment without providing 9 months written notice, he will become entitled to a payment equal to his basic salary he would have been entitled to receive if 9 months’ notice were given. The governing law for the Feldmann Employment Agreement is the law of England.

The Board, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Prof. Sir Marc Feldmann bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

On November 17, 2021, the Board, as recommended by the Compensation Committee, increased the salary of Prof. Sir Marc Feldmann to $225,000 per annum.

Effective on April 27, 2022, CannBioRex and Prof. Sir Marc Feldmann entered into an amendment to the consulting agreement, pursuant to which the parties agreed effective March 1, 2022, that Sir Marc Feldmann’s salary would be reduced by $225,000 (100%), and that such reduced amounts would be accrued and paid on the Funding Determination Date.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Second Amendment to Consulting Agreement with Prof. Sir Marc Feldmann. Pursuant to the amendment, Prof. Sir Marc Feldmann, effective as of January 1, 2024, agreed to a reduction of his base salary set forth in his consulting agreement by 100%, to £0 per year, with the amount of such salary reduction £14,167 per month or £170,000 per year), accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amounts accrued will be forgiven in their entirety.

On March 7, 2024, Sir Marc Feldmann, Ph.D. provided notice to the Board of Directors of his resignation as a member of the Board of Directors, effective on the same date.

Effective on September 5, 2024, our wholly-owned subsidiary, Cannbiorex and the Company, entered into a Separation and Release Agreement with Sir Marc Feldmann (as amended, the “Feldmann Separation Agreement”).

Under the Feldmann Separation Agreement, the Company agreed to issue Sir Marc Feldmann 57,328 shares of common stock and options to purchase 20,000 shares of common stock with a term of two years and an exercise price of $1.95 per share, the closing sales price of the Company’s common stock on September 5, 2024, under the Company’s Second Amended and Restated Omnibus Incentive Plan to satisfy amounts owed to Sir Marc Feldmann in consideration for services previously rendered to Cannbiorex. Under the Feldmann Separation Agreement, Sir Marc Feldmann provided a customary general release to Cannbiorex and the Company, the Company and Cannbiorex provided a release to Sir Marc Feldmann, subject to certain exceptions, and Sir Marc Feldmann also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company and Cannbiorex. The shares have been issued.

Also effective on September 5, 2024, the Company entered into an Indemnification Agreement with Sir Marc Feldmann to provide for indemnification to Sir Marc Feldmann under Delaware law. Among other things, consistent with the Company’s Bylaws, the Indemnification Agreement generally requires that the Company (i) indemnify Sir Marc Feldmann from and against all expenses and liabilities with respect to proceedings to which Sir Marc Feldmann may be subject by reason of Sir Marc Feldmann’s service to the Company and its subsidiaries to the fullest extent authorized or permitted by Delaware law and (ii) advance all expenses incurred by Sir Marc Feldmann in connection with the investigation, defense, settlement or appeal of any proceeding, and in connection with any proceeding to enforce Sir Marc Feldmann’s rights under the Indemnification Agreement.

Consultancy Agreement and Consulting Agreement with Prof. Lawrence Steinman

On November 17, 2021, and effective on November 1, 2021, we entered into a Consulting Agreement with Lawrence Steinman, M.D., our then Executive Chairman (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Steinman agreed to provide certain consulting services to us, including, but not limited to, participating in defining and setting strategic objectives of the Company; actively seeking out acquisition and merger candidates; and having primary scientific responsibility for our α7nAChR platform (collectively, the “Services”). The initial term of the agreement was for one year (the “Initial Term”); provided that the agreement automatically extends for additional one year periods after the Initial Term (each an “Automatic Renewal Term” and the Initial Term together with all Automatic Renewal Terms, if any, the “Term”), subject to the Renewal Requirements (described below), in the event that neither party provided the other written notice of their intent not to automatically extend the term of the agreement at least 30 days prior to the end of the Initial Term or any Automatic Renewal Term, and since neither party has terminated the agreement, the current term of the agreement is through November 1, 2025, subject to further automatic extensions. The Term can only be extended for an Automatic Renewal Term, provided that (i) Dr. Steinman is re-elected to the Board at our Annual Meeting of Stockholders immediately preceding the date that such Automatic Renewal Term begins; (ii) the Board affirms his appointment as Co-Chairman for the applicable Automatic Renewal Term (or fails to appoint someone else as Co-Chairman prior to such applicable Automatic Renewal Term) and (iii) Dr. Steinman is continuing in his role of having the responsibility for the scientific development for the Company’s α7nAChR platform (the “Renewal Requirements”). The Consulting Agreement also expires immediately upon the earlier of: (i) the date upon which Dr. Steinman no longer serves as Co-Chairman and no longer has primary scientific responsibility for our α7nAChR platform; and (ii) any earlier date requested by either (1) us (as evidenced by a vote of a majority of the Board (excluding Dr. Steinman) at a meeting of the Board), or (2) Dr. Steinman (as evidenced by written notice from Dr. Steinman to the Board). Additionally, we may terminate the Consulting Agreement immediately and without prior notice if Dr. Steinman is unable or refuses to perform the Services, and either party may terminate the Consulting Agreement immediately and without prior notice if the other party is in breach of any material provision of the Consulting Agreement.

We agreed to pay Dr. Steinman $225,000 per year during the term of the agreement, along with a one-time payment of $43,750, representing the difference between his old compensation and new compensation, dating back to April 1, 2021. Pursuant to the Consulting Agreement, Dr. Steinman agreed to not compete against us, unless approved in writing by the Board, during the term of the agreement, and also agreed to certain customary confidentiality provisions and assignment of inventions requirements. The Consulting Agreement also has a 12-month non-solicitation prohibition following its termination.

Effective on April 27, 2022, the Company and Dr. Steinman entered into an amendment to the consulting agreement, pursuant to which the parties agreed effective March 1, 2022, that Dr. Steinman’s salary would be reduced by $56,250 (25%), and that such reduced amount would be accrued and paid on the Funding Determination Date.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Third Amendment to Consulting Agreement with Lawrence Steinman. Pursuant to the amendment, Dr. Steinman, effective as of January 1, 2024, agreed to a reduction of his base salary set forth in his consulting agreement by 100%, to $0 per year, with the amount of such salary reduction ($18,750 per month or $225,000 per year), accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amounts accrued will be forgiven in their entirety.

On May 7, 2024, the Company entered into a Fourth Amendment to Consulting Agreement with Dr. Lawrence Steinman, the then Executive Chairman of the Board (the “Fourth Amendment”). Pursuant to the Fourth Amendment, Dr. Steinman waived and forgave all amounts accrued and owed to him under the Consulting Agreement through such date, and agreed that compensation payable to him under the Consulting Agreement moving forward would be $0, provided that as long as Dr. Steinman remains a member of the Board of the Company, he is to receive the same compensation payable to other non-executive members of the Board of Directors.

Prof. Jagdeep Nanchahal Consulting Agreement

On February 25, 2021, we (and CannBioRex Pharma Limited, which was added as a party to the agreement later), entered into a Consultancy Agreement dated February 22, 2021, and effective December 1, 2020, with Prof. Jagdeep Nanchahal (as amended, the “Consulting Agreement”). Prof. Nanchahal has been providing services to us and/or our subsidiaries since 2014, was previously a greater than 5% stockholder of the Company, and was previously the Chairman of our Clinical Advisory Board.

On March 31, 2021, we entered into a first amendment to Consultancy Agreement with Prof. Jagdeep Nanchahal (the “First Nanchahal Amendment”), which amended the Consultancy Agreement entered into with Prof. Nanchahal on February 25, 2021, to include CannBioRex, and an indirect wholly-owned subsidiary of the Company, as a party thereto, and to update the prior Consultancy Agreement to provide for cash payments due to Prof. Nanchahal to be paid by CannBioRex, for tax purposes, provide for CannBioRex to be party to certain other provisions of the agreement and to provide for the timing of certain cash bonuses due under the terms of the agreement.

Prof. Nanchahal is a surgeon scientist focusing on defining the molecular mechanisms of common diseases and translating his findings through to early phase clinical trials. He undertook his Ph.D., funded by the U.K. Medical Research Council, whilst a medical student in London and led a lab group funded by external grants throughout his surgical training. After completing fellowships in microsurgery and hand surgery in the USA and Australia, he was appointed as a senior lecturer at Imperial College. His research is focused on promoting tissue regeneration by targeting endogenous stem cells and reducing fibrosis. In 2013, his group identified anti-tumor necrosis factor (TNF) as therapeutic target for Dupuytren’s Contracture, a common fibrotic condition of the hand. He previously led a Phase 2b clinical trial funded by the Wellcome Trust and Department of Health to assess the efficacy of local administration of anti-TNF in patients with early-stage Dupuytren’s Contracture and a clinical trial for patients with early-stage frozen shoulder. He is a proponent of evidence-based medicine and was the only plastic surgery member of the NICE Guidance Development Groups on complex and non-complex fractures. He was a member of the group that wrote the Standards for the Management of Open Fractures published in 2020. This is an open-source publication to facilitate the care of patients with these severe injuries.

Pursuant to the Consulting Agreement, Prof. Nanchahal agreed, during the term of the agreement, to serve as a consultant to us and provide such services as the Chief Executive Officer and/or our Board shall request from time to time, including but not be limited to: (1) conducting clinical trials in the fields of Dupuytren’s Contracture, frozen shoulder and post-operative delirium/cognitive decline; and (2) conducting laboratory research in other fibrotic disorders, including fibrosis of the liver and lung (collectively, the “Services”).

In consideration for providing the Services, we (through CannBioRex Pharma Limited) agreed to pay Prof. Nanchahal 15,000 British Pounds (GBP) per month (approximately $20,800) during the term of the agreement, increasing to GBP 23,000 (approximately $32,000) on the date (a) of publication of the data from the phase 2b clinical trial for Dupuytren’s Contracture (RIDD) and (b) the date that we have successfully raised over $15 million in capital. The fee will increase annually thereafter to reflect progression in other clinical trials and laboratory research as approved by our Board. We also agreed to pay Prof. Nanchahal a bonus (“Bonus 1”) in the sum of GBP 100,000 upon submission of the Dupuytren’s Contracture clinical trial data for publication in a peer-reviewed journal, which submission occurred in December 2021, and which bonus was paid in December 2021. In addition, for prior work performed, including completion of the recruitment to the RIDD (Dupuytren’s) trial, we agreed to pay Prof. Nanchahal GBP 434,673 (approximately $605,000) (“Bonus 2”). At the election of Prof. Nanchahal, Bonus 2 shall be paid at least 50% (fifty percent) or more, as Prof. Nanchahal elects, in shares of our common stock, at a share price of $1,140.00 per share, or the share price on the date of the grant, whichever is lower, with the remainder paid in GBP. Bonus 2 shall be deemed earned and payable upon us raising a minimum of $15 million in additional funding, through the sale of debt or equity, after December 1, 2020 (the “Vesting Date”) and shall not be accrued, due or payable prior to such Vesting Date. Bonus 2 shall be payable by us within 30 calendar days of the Vesting Date. Finally, Prof. Nanchahal shall receive another one-time bonus (“Bonus 3”) of GBP 5,000 (approximately $7,000) on enrollment of the first patient to the phase 2 frozen shoulder trial, and another one-time bonus (“Bonus 4”) of GBP 5,000 (approximately $7,000) for enrollment of the first patient to the phase 2 delirium/POCD trial. On March 30, 2021, we issued Prof. Nanchahal 265 shares of our common stock in lieu of GBP 217,337 and on April 15, 2021, we issued Prof. Nanchahal 99 shares of our common stock in lieu of GBP 82,588. We also waived the requirement for the Company having to raise $15 million in order for Prof. Nanchahal to agree to receive an aggregate of GBP 300,000 via the issuance of shares. Prof. Nanchahal agreed that the remaining GBP 134,673 that is due pursuant to Bonus 2 shall be paid after we have raised a minimum of $15 million in additional funding. On August 23, 2021, at the request of Prof. Nanchahal, we agreed to issue Prof. Nanchahal 161 shares of common stock in consideration for the remaining 31% (or 134,749 GBP, or $184,606) of Bonus 2, based on a $1,140.00 per share price. The shares were issued under our 2020 Omnibus Incentive Plan, which has been approved by stockholders.

Effective on April 27, 2022, we and CannBioRex entered into a Second Amendment to Consulting Agreement with Prof. Jagdeep Nanchahal (the “Second Nanchahal Amendment”). Pursuant to the Second Nanchahal Amendment, Prof. Nanchahal agreed that upon acceptance of the data for the phase 2b clinical trial for Dupuytren’s disease for publication (which occurred March 1, 2022, subject to editing and final approvals), his monthly fee was increased to £23,000, provided that £4,000 of such increase shall be accrued and £19,000 per month of such fees shall be payable per our payroll practices in cash by us starting effective March 1, 2022, and until the earlier of (a) November 1, 2022 or (b) such time as our Board determines that we have sufficient cash on hand to pay such accrued amounts, which we expect will not be until we have raised a minimum of $15,000,000 (the “Funding Determination Date”), at which time all accrued amounts shall be due.

On December 28, 2022, we and CannBioRex, entered into a Third Amendment to Consultancy Agreement with Prof. Nanchahal (the “Third Nanchahal Amendment”). The Third Nanchahal Amendment amended the Consultancy Agreement to provide that the monthly cash fee payable to Prof. Nanchahal pursuant to such agreement would remain at its then current rate, £23,000 per month, through December 31, 2022, and then increase to £35,000 per month during the term of the Consultancy Agreement from January 1, 2023, until the end of the term of the Consultancy Agreement (collectively, the “Fee”). The Third Nanchahal Amendment also provided that the Fee will be adjusted yearly with the recommendation of our Board or the Compensation Committee of the Company, which will consider in its determination of the amount of such increase, the U.K. consumer price index and Prof. Nanchahal’s contributions to advancing our mission, among other things. The Third Nanchahal Amendment also provided that in the event the Consultancy Agreement is terminated by us for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his monthly fee as of the date of termination.

Notwithstanding the above, the Board or Compensation Committee of the Company may grant Prof. Nanchahal additional bonuses from time to time in their discretion, in cash, stock or options.

The Consulting Agreement has an initial term of three years, and renews thereafter for additional three-year terms, until terminated as provided in the agreement, and currently has a term through December 1, 2026. The Consulting Agreement can be terminated by either party with 12 months prior written notice (provided our right to terminate the agreement may only be exercised if Prof. Nanchahal fails to perform his required duties under the Consulting Agreement), or by us immediately if (a) Prof. Nanchahal fails or neglects efficiently and diligently to perform the Services or is guilty of any breach of his obligations under the agreement (including any consent granted under it); (b) Prof. Nanchahal is guilty of any fraud or dishonesty or acts in a manner (whether in the performance of the Services or otherwise) which, in our reasonable opinion, has brought or is likely to bring Prof. Nanchahal, the Company or any of its affiliates into disrepute or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or (c) Prof. Nanchahal becomes bankrupt or makes any arrangement or composition with his creditors. If the Consulting Agreement is terminated by us for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his fee as at the date of termination.

The Consulting Agreement includes a 12 month non-compete and non-solicitation obligation of Prof. Nanchahal, preventing him from competing against us in any part of any country in which he was actively engaged in our business, subject to certain exceptions, including research conducted at the University of Oxford. The Consulting Agreement also includes customary confidentiality and assignment of inventions provisions, in each case subject to our previously existing agreements with various universities, including the University of Oxford, where Prof. Nanchahal serves as a Professor of Hand, Plastic and Reconstructive Surgery.

Payment of Back Pay; 2021 Bonuses and Increases in Salaries

On April 27, 2023, and effective on January 1, 2023, we entered into (a) a Third Amendment to Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; (b) a Third Amendment to Employment Agreement with Ozan Pamir, the Chief Financial Officer of the Company; and (c) a Third Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (collectively, the “Third Amendments”), which each amended the compensation agreements that were in place with such individuals.

The Third Amendments reflected (a) an increase in the salary of each of Dr. Woody, Mr. Pamir and Dr. Rothbard of 3.5%, effective as of January 1, 2023; and (b) in the case of Mr. Pamir, a further increase in salary to $380,000 per annum and an increase in his target bonus to 40%, effective April 1, 2023, as well as a change in his title to Chief Financial Officer.

On April 27, 2023, based on the recommendation of the Compensation Committee, the Board of Directors determined discretionary bonus compensation for the year ended December 31, 2021 for Dr. Woody ($50,000); Mr. Pamir ($22,500, which is in addition to $30,000 previously paid during 2021); and Dr. Rothbard ($10,000). The Board of Directors also determined that no other bonuses would be paid to any executive officer of the Company for fiscal 2021.

Effective April 27, 2023, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors, approved the payment of $111,675 to Dr. Woody; $24,154 to Mr. Pamir; and $50,343 to Dr. Rothbard, in back pay owed to such officers. As a result, as of April 27, 2023, no back pay was owed to Dr. Woody, Mr. Pamir or Dr. Rothbard.

2024 Accruals

On January 10, 2024, and effective on January 1, 2024, we entered into (a) a Fourth Amendment to Amended and Restated Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; and (b) a Fourth Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (collectively, the “Amendments”), which each amended the compensation agreements currently in place with such individuals.

Pursuant to the Amendments, each of Dr. Woody and Dr. Rothbard, effective as of January 1, 2024, agreed to a reduction of the base salaries set forth in their respective amended employment agreements, by 50%, to $245,000 per year for Dr. Woody and to $100,000 per year for Dr. Rothbard, with the amount of such salary reductions ($20,416 per month for Dr. Woody and $8,333 per month for Dr. Rothbard), accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amounts accrued will be forgiven in their entirety.

As discussed in greater detail above, each of Dr. Woody and Dr. Rothbard have resigned from the Company and entered into separation agreements discussed in greater detail above, pursuant to which they waived any rights to the amounts accrued pursuant to the Amendments.

2022, 2023 and 2024 Bonuses

On January 29, 2024, the Board of Directors of the Company determined that no bonuses would be granted to management for the years ended December 31, 2022 or 2023, and that no bonus amounts would be accrued for the year ended December 31, 2024.

Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

Fiscal Year(1)	Summary Compensation Table Total for Blair Jordan (2)	Compensation Actually Paid to Blair Jordan(3)(4)	Summary Compensation Table Total for James N. Woody (2)	Compensation Actually Paid to James N. Woody(3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(7)	Net Loss (in thousands)(8)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2024	$140,107	140,107	$100,250	100,250	$137,688	$137,688	$0.12	$(6,168)
2023	$—	—	$656,800	605,147	$356,889	$351,330	$0.27	$(19,935)
2022	$—	—	$463,500	(1,366,665)	$437,699	$8,909	$4.35	$(38,726)

(1)	The following table lists the PEO and non-PEO NEOs for each of fiscal years 2024, 2023 and 2022:

Year	PEO	Non-PEO NEOs
2024	Blair Jordan and James N. Woody	Omar Jimenez, Ozan Pamir, Jonathan Rothbard
2023	James N. Woody	Ozan Pamir, Jonathan Rothbard, and Quan Anh Vu
2022	James N. Woody	Ozan Pamir, Jonathan Rothbard, and Quan Anh Vu

(2)	The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEOs for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to “Executive and Director Compensation—Summary Executive Compensation Table”.

(3)	The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our PEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to the Summary Compensation Table for additional information).

(4)	The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to our PEOs in accordance with the Pay Versus Performance Rules:

Blair Jordan

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2024	$140,107	$—	$—	$140,107

James N. Woody

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2024	$100,250	$—	$—	$100,250
2023	$656,800	$(39,025)	$—	$605,147
2022	$463,500	$—	$(1,830,165)	$(1,366,665)

(A)	The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

(B)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Blair Jordan

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$—	$—	$—	$—	$—	$—	$—

James N. Woody

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$—	$—	$—	$—	$—	$—	$—
2023	$8,596	$(8,108)	$18,445	$(31,561)	$—	$—	$(12,628)
2022	$40,138	$(1,426,068)	$406,256	$(850,492)	$—	$—	$(1,830,165)

(5)	The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s Non-PEO NEOs as a group in the “Total” column of the Summary Executive Compensation Table in each applicable year.

(6)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with the Pay Versus Performance Rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the Pay Versus Performance Rules, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (4)(B):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$137,688	$—	$—	$137,688
2023	$356,889	$(2,602)	$(2,957)	$351,330
2022	$437,699	$—	$(428,790)	$8,909

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$—	$—	$—	$—	$—	$—	$—
2023	$859	$(1,304)	$3,612	$(6,124)	$—	$—	$(2,957)
2022	$11,774	$(367,087)	$81,450	$(154,927)	$—	$—	$(428,790)

(7)	Assumes $100 invested in our common shares on December 31, 2021, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2022, 2023 or 2024.

(8)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Pay Versus Performance Rules) for a particular year. In accordance with the Pay Versus Performance Rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

Our company has not historically looked to net loss as a performance measure for our executive compensation program. Our net loss was $38.7 million in 2022, $19.9 million in 2023 and $6.17 in 2024.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEOs and the average amount of compensation actually paid to our non-PEO NEOs as a group during the periods presented do have some correlation because a portion of their compensation has historically been in the form of long-term equity awards. The equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards held by Named Executive Officers as of December 31, 2024.

Potential Payments Upon Termination

Pursuant to the Jordan Consulting Agreement, discussed above under “Current Compensation Arrangements—Jordan Consulting Agreement” between the Company, Blair Jordan, the Chief Executive Officer of the Company, and Jordan Consulting, if the agreement is terminated by Jordan Consulting for “good reason”, or by the Company without “just cause” (other than due to death or disability), Jordan Consulting is required to be paid, in a lump sum on the tenth day following such termination, a severance payment equal to: (i) two times the then current annualized Fee, together with all outstanding expenses and pro-rated Fee (through the date of termination); (ii) any unvested equity grant (including but not limited to options, restricted shares, RSUs and other equity incentives) will vest immediate; and (iii) two times any unpaid annual cash bonus in respect of any completed or partial fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year (and/or partial year, as the case may be) as determined by the compensation committee, which in any case shall be no less than 50% of the Fee before being multiplied by 2; and (iv) immediate vesting of any and all equity or equity-related awards. Any equity awards that vest based on various performance metrics will be vested only if such performance metrics have been met at the time of termination of service and will be determined solely by the Compensation Committee.

If the Jordan Consulting Agreement is terminated without “good reason” by Jordan Consulting or for “just cause” by the Company, Jordan Consulting is entitled to the Accrued Liabilities (as defined above), and any equity awards or equity-related awards that are not vested as of the date of termination will be cancelled and forfeited and any vested awards will be exercisable pursuant to their terms.

If the Jordan Consulting Agreement is terminated due to Mr. Jordan’s death or disability, Jordan Consulting or Mr. Jordan’s estate or his beneficiaries, as the case may be, will be entitled to receive (i) the Accrued Liabilities; (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination, with such amount determined based on actual performance during such fiscal year as determined by the Company’s Compensation Committee on the sixtieth day following termination; (iii) a lump sum payment of any non-discretionary annual cash bonus that would have been payable based on actual performance with respect to the year of termination in the absence of Mr. Jordan’s death or disability, pro-rated for the period that Mr. Jordan worked prior to his death or disability, and payable at the same time as the bonus would have been paid in the absence of Mr. Jordan’s death or disability; and (iv) immediate vesting of any and all equity or equity-related awards previously awarded to Jordan Consulting, irrespective of the type of award. As a condition precedent to payment of any amount or provision of any benefit to Mr. Jordan upon termination, Jordan Consulting and Mr. Jordan or Mr. Jordan’s estate, as applicable, shall execute and shall not rescind, a release in favor of the Company and all related companies, individuals, and entities, in a form satisfactory to the Company.

Upon termination of the Jordan Consulting Agreement or for any reason other than “good reason” by Jordan Consulting or the Company without “just cause”, Jordan Consulting and Mr. Jordan agreed that, for a period ending six months from the date of termination, Jordan Consulting and Mr. Jordan shall not (except on behalf of the Company or with the prior written consent of the Company), directly or indirectly, compete with the Company for a period of one year, neither Mr. Jordan, nor Jordan Consulting shall solicit employees or consultants of the Company, each as discussed in greater detail in the Jordan Consulting Agreement.

Pursuant to the EVL Consulting Agreement, discussed above under “Current Compensation Arrangements—EVL Consulting Agreement”, which is between the Company, Eric R. Van Lent, the Company’s Chief Accounting Officer, and EVL Consulting, respectively, the Company has the right to terminate the EVL Consulting Agreement at any time, provided that we pay EVL Consulting $10,000 upon such termination, payable within 60 days of such termination date.

Director Compensation

The following table sets forth compensation information with respect to our non-employee directors during our fiscal year ended December 31, 2024 (director compensation paid to our employee directors, if any, are included in the Summary Executive Compensation Table, above):

Name	Fees earned or paid in cash ($)	Stock awards ($)(5)		Option Awards ($)(5)		All other compensation ($)		Total ($)
Lawrence Steinman	$30,000		$-	$		$-		$30,000
Ryan Smith(1)	$48,334		$-		$-	$-		$48,334
Jay Goodman(2)	$-		$-		$-	$-		$-
Stephen H. Shoemaker(3)	$-		$-		$-	$-		$-
Sir Marc Feldmann, Ph.D.(4)	$-	$			$-	$130,062	(4)	$130,062

*	The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)	Appointed as a member of the Board of Directors on March 7, 2024.

(2)	Appointed as a member of the Board of Directors on October 24, 2024 and resigned effective on June 13, 2025.

(3)	Appointed as a member of the Board of Directors on December 3, 2024.

(4)	Resigned as a member of the Board of Directors on March 7, 2024. Includes the fair value of 57,328 shares of common stock and options to purchase 20,000 shares of common stock with an exercise price of $1.95 per share, issued pursuant to a settlement agreement, valued as set forth in footnote (5), below.

(5)	Represents the aggregate grant date fair value of the award computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in our Consolidated Financial Statements. The values provided for these awards are based on applicable accounting standards and do not necessarily reflect the actual amounts realized or realizable.

Effective February 28, 2024, March 7, 2024, March 7, 2024, October 24, 2024 and December 3, 2024, the Board of Directors of the Company appointed Blair Jordan, Omar Jimenez, Ryan L. Smith, Jay Goodman and Stephen H. Shoemaker (collectively, the “Appointees” and the “Appointments”) as members of the Board of Directors (“Board”), which Appointments were effective as of the same dates.

In connection with Messrs. Jordan’s, Jimenez’s, Smith’s, Goodman’s and Shoemaker’s appointments to the Board and on February 24, 2024, March 4, 2024, March 5, 2024, October 25, 2024, and December 2, 2024, respectively, to be effective upon each of their appointments to the Board, the Company entered into an offer letter with each of Messrs. Jordan, Jimenez, Smith, Goodman and Shoemaker (collectively, the “Offer Letters”). The Offer Letters provide for each of Messrs. Jordan, Jimenez and Smith to be paid $40,000 per year as an annual retainer fee for serving on the Board (which amounts were subsequently increased to $50,000 by the Board) and Mr. Goodman and Mr. Shoemaker to be paid $50,000 per year as an annual retainer fee for serving on the Board; Mr. Jordan was to be paid $10,000 per year for serving as the Chairman of the then Strategic and Alternatives Committee, and $15,000 per year for serving as the then Lead Director; Mr. Jimenez was to be paid $10,000 per year for serving as the Chairman of the Audit Committee; Mr. Smith was to be paid $10,000 per year for serving as the Chairman of the Compensation Committee and Nominating and Corporate Governance Committee; and Mr. Goodman was to be paid $15,000 per year for serving as the Chairman of the Compensation Committee. The Company agreed to pay each of Messrs. Jordan, Jimenez, Smith, Goodman and Shoemaker in connection with their appointment to the Board, quarterly in arrears, and pro-rated for partial quarters. Mr. Jordan was paid an initial fee of $7,500. Messrs. Jimenez, Smith, Goodman and Shoemaker have the option of receiving half of their compensation in cash and half of their compensation in stock, or alternatively receiving all of their compensation in cash. Subsequently, Mr. Jordan stepped down as Lead Independent Director upon his appointment as Interim Chief Executive Officer and Mr. Jimenez stepped down as a member of the Audit Committee in connection with his appointment as Chief Financial Officer (which position he has since resigned), and in connection therewith, Mr. Jordan’s Offer Letter, Mr. Jimenez’s Offer Letter and Mr. Goodman’s Offer Letter, were terminated, effective October 24, 2024, December 2, 2024, and June 13, 2025.

Board of Director Fees

Effective on May 7, 2024, the Board of Directors set the compensation payable to non-executive members of the Board of Directors for services on the Board of Directors, at (a) $50,000 per year for service on the Board; (b) $15,000 for each Chairperson of a committee of the Board of Directors (provided that only one additional $15,000 payment shall be made even if the Director chairs multiple committees); and $25,000 additional for each member of the Strategy and Alternatives, Risk, Safety and Regulatory Committee (formerly the Strategy and Alternatives Committee) of the Board of Directors, provided that on October 24, 2024, the Board of Directors determined that members of, and the Chairman of, the Strategy and Alternatives, Risk, Safety and Regulatory Committee would not receive any compensation for their services on such committee.

On February 4, 2025, the Board of Directors of the Company appointed independent director Ryan Smith, as Lead Independent Director of the Company, and agreed to pay Mr. Smith an additional $20,000 per year for his services in such role.

Effective February 20, 2025, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of 65,000 shares of Restricted Common Stock to each of the then non-executive members of the Board of Directors, i.e., Mr. Smith, Mr. Goodman, Dr. Steinman and Mr. Shoemaker, as long-term incentive plan compensation, for services to be rendered to the Company as non-executive directors and committee members, as applicable, for 2025, with such shares subject to vesting, if at all, at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to each holder’s continued service with the Company on such vesting dates, and subject to the terms of a Notice of Restricted Stock Grant and Restricted Stock Grant Agreement entered into between the Company and each of the non-executive directors.

Release Agreement

On June 12, 2025, Mr. Jay Goodman resigned as a member of the Board of Directors, of the Company effective on June 13, 2025, and entered into a Release Agreement with the Company dated June 12, 2025 (the “Release Agreement”).

Under the Release Agreement, the Company paid Mr. Goodman (a) $7,583.33 which was due as of the date of the Release Agreement in consideration for Board of Directors services rendered; (b) $36,750 representing the Board of Directors fees he would have received had he remained as a member of the Board of Directors through December 31, 2025; and (c) an additional payment of $54,000.

Under the Release Agreement, Mr. Goodman agreed to provide a customary general release to the Company, and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company. Mr. Goodman also confirmed that the 65,000 shares of common stock which he held which were subject to vesting and forfeiture were forfeited in connection with his resignation.

Accelerated Vesting of February 2025 RSU Awards

Effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of 160,000 shares of restricted common stock originally issued to Blair Jordan, the Company’s Chief Executive Officer, in February 2025, which were to vest at the rate of 1/2 of such shares on each of January 1, 2026 and December 31, 2026, subject to Mr. Jordan’s continued service to the Company, and instead provided for such shares to vest in full as of June 17, 2025.

Also effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of 65,000 shares of Restricted Common Stock held by each of Stephen H. Shoemaker, Dr. Lawrence Steinman and Ryan Smith, each non-executive members of the Board of Directors, which were to vest at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to such persons continued service to the Company and provided instead for such shares to vest in full as of June 17, 2025.

June 2025 Option Grants

Effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to certain individuals, including awards to the following named executive officers: (a) Blair Jordan, the Chief Executive Officer of the Company (options to purchase 410,000 shares); and (b) Eric R. Van Lent, the Chief Accounting Officer of the Company (options to purchase 25,000 shares), each in consideration for services rendered and to be rendered to the Company.

Also effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to the non-executive members of the Board of Directors as follows: Ryan Smith, Lead Director, options to purchase 255,000 shares of common stock; Stephen H. Shoemaker, director, options to purchase 165,000 shares of common stock; and Dr. Lawrence Steinman, director, options to purchase 110,000 shares of common stock, each in consideration for services rendered and to be rendered to the Company.

The options were granted under the 2025 Option Incentive Plan (the “2025 Plan”) and have a term of ten years, subject in all cases to the terms and conditions of the 2025 Plan and the award agreements to be entered into to evidence such grants, and each officer’s continued service with the Company. The options vest at the rate of 1/2 of such options on each of the six and twelve month anniversaries of the grant date. The options have an exercise price of $0.9290 per share, the closing sales price of the Company’s common stock on the Nasdaq Capital market on June 17, 2025.

June 2025 Restricted Stock Awards

On June 17, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, 179,646 shares of restricted common stock to Blair Jordan, Chief Executive Officer of the Company and 8,763 shares of restricted common stock to Eric R. Van Lent, Chief Accounting Officer of the Company, which vest at the rate of 1/2 of such shares on each of the six and twelve month anniversaries of the grant date, subject to such persons continued service to the Company on the applicable vesting dates. The grants are evidenced by Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into between the Company and each recipient. The grants were made under, and subject to the terms of, the Company’s Third Amended and Restated 2022 Omnibus Incentive Plan.

Also effective on June 17, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, 109,541 shares of restricted common stock to Ryan Smith, Lead Director, 72,297 shares of restricted common stock to Stephen H. Shoemaker, director, and 48,198 shares of common stock to Dr. Lawrence Steinman, director, which vest at the rate of 1/2 of such shares on each of the six and twelve month anniversaries of the grant date, subject to such persons continued service to the Company on the applicable vesting dates. The grants were evidenced by Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into between the Company and each recipient. The grants were made under, and subject to the terms of, the 2022 Plan.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2024, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted- average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders(1)	21,629	$28.25	800,097
Equity compensation plans not approved by stockholders(2)	167	$2,007.00	-
Total	21,796		800,097

(1)	Options granted and awards available for future issuance under the 2020 OIP (defined below) and 2022 OIP (defined below), each discussed below.

(2)	This relates to five-year warrants granted on March 12, 2021, for the purchase of 167 shares of our common stock at an exercise price of $2,007.00 held by Alliance Global Partners.

2020 Omnibus Incentive Plan

We have reserved 9,784 shares of our common stock for grant under our 2020 Omnibus Incentive Plan (“2020 OIP”), of which 6,935 shares are available for future awards as of the Record Date.

The purpose of the 2020 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2020 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

2022 Omnibus Incentive Plan

We have reserved 1,000,000 shares of our Common Stock for grant under our 2022 Omnibus Incentive Plan, as amended and restated (“2022 OIP”), of which 363,162 shares are available for future awards as of the Record Date.

The purpose of the 2022 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2022 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

2025 Option Incentive Plan

On June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, adopted the Company’s 2025 Option Incentive Plan. Notwithstanding such adoption, in accordance with the rules of the Nasdaq Capital Market, following the date of adoption, but prior to the Shareholder Approval Date (as defined below), (i) no stock options granted thereunder can be exercised, and (ii) if Shareholder Approval (as defined below) is not received, the 2025 Plan is to be unwound, and the outstanding stock options granted thereunder cancelled (the “Nasdaq Pre-Approval Requirements”). As discussed above, the 2025 Plan was approved by the Board of Directors, but has not yet been approved by the Company’s stockholders, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

Shareholder approval of the 2025 Plan is to be obtained in accordance with the Company’s Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, each as amended and applicable laws, within twelve (12) months of the date of adoption (the “Shareholder Approval” and the date of such Shareholder Approval, the “Shareholder Approval Date”). Additionally, the grant of incentive stock options under the 2025 Plan is subject to Shareholder Approval.

The Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the 2025 Plan (including as discussed above and any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the 2025 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified (non-statutory stock options) granted under the 2025 Plan are not intended to qualify as incentive stock options under the Code.

A total of 1,000,000 shares of common stock are reserved for awards under the 2025 Plan.

Certain Relationships and Related Party Transactions

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, beginning on page 27, which information is incorporated into this “Certain Relationships and Related Party Transactions”, by reference, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Party Agreements

Service Agreement with Prof. Sir Marc Feldmann

See “Service Agreement with Prof. Sir Marc Feldmann (former Co-Executive Chairman)” under “Description of Material Consulting Agreements”, in the section entitled “Executive and Director Compensation”, above.

Prof. Jagdeep Nanchahal Consulting Agreement

See “Prof. Jagdeep Nanchahal Consulting Agreement” under “Description of Material Consulting Agreements”, in the section entitled “Executive and Director Compensation”, above.

Prof. Lawrence Steinman Consultancy Agreement and Consulting Agreement

See “Consultancy Agreement with Prof. Lawrence Steinman” and “Lawrence Steinman, M.D. Consulting Agreement” under “Description of Material Consulting Agreements”, in the section entitled “Executive and Director Compensation”, above.

Jordan Consulting Agreement

See “Jordan Consulting Agreement” under “Current Compensation Agreements”, in the section entitled “Executive and Director Compensation”, above.

EVL Consulting Agreement

See “EVL Consulting Agreement” under “Current Compensation Agreements”, in the section entitled “Executive and Director Compensation”, above.

Voting Agreements

On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer of the Company and entered into a Separation and Release Agreement with the Company. Under the Separation Agreement, the Company agreed to (a) pay Dr. Woody $50,000 in cash, less all applicable withholdings and required deductions; (b) issue Dr. Woody 25,000 fully-vested shares of the Company’s common stock; and (c) provide Dr. Woody the right to earn an additional $50,000 in the event we complete a change of control transaction (the “Change of Control Bonus”) within 24 months of the resignation date or we raise at least $5 million within 12 months from the resignation date, the total fair value of which is included above in “All Other Compensation”.

On February 5, 2025, we entered into a First Amendment to Separation and Release Agreement with Dr. Woody (the “First Amendment”). Pursuant to the First Amendment, Dr. Woody and the Company agreed to amend the terms of the May 7, 2024 Separation and Release Agreement, to terminate the Change of Control Bonus and for the Company to instead issue Dr. Woody $60,000 in shares of restricted common stock of the Company (or 43,166 shares of common stock, based on the closing sales price of the Company’s common stock on February 5, 2025, which closing price was $1.39 per share, the “Separation Shares”). The Separation Shares include piggyback registration rights for a resale registration statement relative to the Separation Shares for a period of six (6) months.

The First Amendment also required Dr. Woody to enter into a Voting Agreement with the Company. Pursuant to the Voting Agreement, which was entered into on February 5, 2025, by Dr. Woody, the Company, and Blair Jordan, the Company’s Chief Executive Officer, solely for the benefit of the Company, Dr. Woody agreed to vote the Separation Shares as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to February 5, 2026; the date after August 5, 2025, that Dr. Woody has sold all of the Separation Shares; or the date that the Company terminates the Voting Agreement. In order to enforce the terms of the Voting Agreement, and solely for the benefit of the Company, Dr. Woody provided Mr. Jordan (or his assigns) an irrevocable voting proxy to vote the Separation Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. The Voting Agreement also provides a restriction on Dr. Woody’s sale or transfer of any of the Separation Shares until August 5, 2025.

On February 21, 2025, as a required condition to the entry into a Mutual Settlement and General Release Agreement with Dr. Marlene Krauss (“Dr. Krauss”), the former Chief Executive Officer and director of KBL Merger Corp. IV, the Company’s predecessor, and KBL IV Sponsor, LLC, the Company’s former sponsor, the Company, Mr. Jordan and Dr. Krauss, entered into a Voting Agreement, whereby Dr. Krauss agreed to vote a total of 200,000 shares of the Company’s common stock, as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to August 21, 2025. In order to enforce the terms of the Voting Agreement, Dr. Krauss provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the 200,000 shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. As a result of the irrevocable voting proxy, Mr. Jordan may be deemed to beneficially own the 200,000 shares of common stock of the Company held by Dr. Krauss.

In connection with the Elray Settlement Agreement, discussed in greater detail below under “Elray and Luxor Settlement Agreement”, Elray was required to enter into a Voting Agreement with the Company. Pursuant to the Voting Agreement, which was entered into on April 28, 2025, by Elray, the Company, and Blair Jordan, the Company’s Chief Executive Officer, solely for the benefit of the Company, Elray agreed to vote any Elray Shares which it continued to hold, as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to April 28, 2026. In order to enforce the terms of the Voting Agreement, and solely for the benefit of the Company, Elray provided Mr. Jordan (or his assigns) an irrevocable voting proxy to vote the Elray Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders.

Except for the limited right to vote such shares pursuant to the Voting Agreements, Mr. Jordan has no dispositive control over the shares, nor any pecuniary interest therein.

Conversion of Series B Convertible Preferred Stock

On March 27, 2025, Elray Resources, Inc., the sole holder of the Series B Convertible Preferred Stock of the Company, and a greater than 5% stockholder, converted all 1,000,000 outstanding shares of Series B Convertible Preferred Stock of the Company which it then held into 1,318,000 shares of common stock (1.318 shares of common stock for each share of Series B Convertible Preferred Stock converted), in accordance with the terms of such preferred stock and the optional conversion right set forth therein.

Elray and Luxor Settlement Agreement

On April 28, 2025, the Company entered into a Settlement and Mutual Release Agreement (the “Settlement Agreement”) with Elray Resources, Inc. (“Elray”), a greater than 5% stockholder, and Luxor Capital, LLC (“Luxor”). Elray and Luxor are both controlled by Anthony Brian Goodman, the father of our former director, Jay Goodman. The Settlement Agreement and related arrangements discussed below resolved certain disputes which had arisen between the parties relating to among other things, certain potential acquisitions.

Pursuant to the Settlement Agreement: (a) the Company agreed to acquire all 1,318,000 of the shares of its common stock (the “Elray Shares”) held by Elray, which were issued in March 2025, upon the conversion of 1,000,000 shares of Series B Convertible Preferred Stock which Elray then held (representing 23.1% of the Company’s currently outstanding shares of common stock), in exchange for an aggregate settlement payment of $1 million, consisting of (i) $350,000 payable to Elray within five business days of the Settlement Agreement (the “Elray Payment”) (which payment has been made) and (ii) $650,000 payable to Luxor (“Luxor Payment”). Amounts due to Luxor will be payable by way of 20% of proceeds raised by the Company in future capital raises until paid in full, but shall be paid no later than April 28, 2026; and (b) the Company, Elray, and Luxor exchanged mutual general releases from claims arising from prior negotiations and agreements, with limited exceptions for obligations under the Settlement Agreement and confidentiality requirements.

In connection with the settlement, Elray agreed to deliver five stock powers authorizing cancellation of the Elray Shares, to be held in escrow and released proportionally at the option of the Company, as settlement payments are made, with all remaining shares canceled once the full amounts of the Elray Payment and Luxor Payment are made. The stock powers are to be released in tranches, with the stock power relating to the initial 461,300 Elray Shares eligible to be released from escrow upon payment of the Elray Payment, and the remaining four stock powers, each providing for the transfer of 214,175 shares, to be released upon the payment by the Company to Luxor of each additional $162,500. To date, no Elray Shares have been returned to the Company or cancelled.

Luxor also agreed to indemnify the Company against any claims brought by a third party related to certain prior negotiations involving an online casino asset acquisition.

The Settlement Agreement included customary representations and warranties of the parties and confidentiality requirements. The Settlement Agreement also provides a restriction on Elray’s sale or transfer of any of the Elray Shares.

The Settlement Agreement also required Elray to enter into the Voting Agreement with the Company, discussed in greater detail above under “—Voting Agreements”.

The Settlement Agreement and related transactions were approved by the Board of Directors of the Company, as well as the Company’s Audit Committee, with Mr. Jay Goodman abstaining.

The Settlement Agreement has no effect on the Company’s ownership of, or rights associated with, certain source code and intellectual property relating to an online blockchain casino which the Company acquired from Elray in September 2024, nor Elray’s ownership of warrants to purchase 3,000,000 shares of common stock with an exercise price of $1.68 per share.

General and Administrative - Related Parties

General and Administrative Expenses – Related Parties during the years ended December 31, 2024 and 2023, were $0 and $46,555, respectively. Of the expenses incurred during 2024 and 2023, these primarily relate to professional fees paid to current or former officers, directors or greater than 10% investors, or affiliates thereof.

Accounts Payable - Related Parties

Accounts payable - related parties were $684,181 and $266,009 as of December 31, 2024 and 2023, respectively, and consist of amounts due to certain officers and directors of the Company, as well as deferred compensation for certain executives. For the accounts payable – related party balance as of December 31, 2024 and 2023, approximately $0 and $210,000, respectively, relates to income taxes payable to the U.K. government for the salary of Prof. Sir Marc Feldmann, who previously served as the Chairman, CEO and Executive Director of CannBioRex.

Research and Development Expenses – Related Parties

During the year ended December 31, 2024, we incurred research and development expenses – related parties of $567,832, compared to $480,777 incurred for the year ended December 31, 2023, representing an increase of $87,055 or 18%. The change is mainly attributable to an overall increase in research and development (R&D) program spending based on Company resource allocation.

Release Agreement with Jay Goodman

See “Release Agreement”, in the section entitled “Executive and Director Compensation”, above.

Accelerated RSU Vesting, RSU Grants and Option Grants

See “Accelerated Vesting of February 2025 RSU Awards”, “June 2025 Option Grants” and “June 2025 Restricted Stock Awards” in the section entitled “Executive and Director Compensation”, above.

Related Party Litigation

Action Against Former Executive of KBL

On September 1, 2021, the Company initiated legal action in the Chancery Court of Delaware against Dr. Marlene Krauss, the Company’s former Chief Executive Officer and director (“Dr. Krauss”) and two of her affiliated companies, KBL IV Sponsor, LLC and KBL Healthcare Management, Inc. (collectively, the “KBL Affiliates”) for, among other things, engaging in unauthorized monetary transfers of the Company’s assets, non-disclosure of financial liabilities within the Company’s Consolidated Financial Statements, issuing shares of stock without proper authorization; and improperly allowing stockholder redemptions to take place. The Company’s complaint alleged multiple causes of action against Dr. Krauss and/or the KBL Affiliates, and sought compensatory damages in excess of $11,286,570, together with interest, attorneys’ fees and costs.

On October 5, 2021, Dr. Krauss and the KBL Affiliates filed an Answer, Counterclaims and Third-Party Complaint against the Company and twelve individuals who are, or were, directors and/or officers of the Company, i.e., Marc Feldmann, Lawrence Steinman, James N. Woody, Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Lawrence Gold, Donald A. McGovern, Jr., Russell T. Ray, Richard W. Barker, Shoshana Shendelman and Ozan Pamir (collectively, the “Third-Party Defendants”).  On February 24, 2022, Dr. Krauss filed an amended Answer, Counterclaims and Third-Party Complaint (the “Amended Counterclaims”), which, among other things, dismissed Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Russell T. Ray, Richard W. Barker and Shoshana Shendelman.  In essence, the Amended Counterclaims allege that the Company and the remaining Third-Party Defendants made alleged misstatements against Dr. Krauss in SEC filings, failed to register her shares in the Company so that they could be traded, and failed to pay to Dr. Krauss the amounts alleged to be owing under a promissory note in the principal amount of $371,178, plus an additional $300,000 under Dr. Krauss’s resignation agreement. On April 19, 2022, Dr. Krauss stipulated to dismiss all of her counterclaims against both Donald A. McGovern, Jr. and Lawrence Gold.

On June 25, 2024, Dr. Krauss filed a Motion for partial summary judgment on her claim that the Company failed to register her shares.

Action Against the Company by Dr. Krauss

On August 19, 2021, Dr. Krauss initiated legal action in the Chancery Court of Delaware against the Company.  The Complaint alleged that the Company was obligated to advance expenses including, attorney’s fees, to Dr. Krauss for the costs of defending against an SEC investigation and Subpoenas, and that the Company is also required to reimburse Dr. Krauss for the costs of bringing this lawsuit against the Company.  On September 3, 2021, Dr. Krauss filed an Amended Complaint which further alleged that Dr. Krauss was also allegedly entitled to advancement by the Company of her expenses, including attorney’s fees, for the costs of defending against the Third-Party Complaint in the Tyche action referenced below, and the costs of defending against the Company’s own Complaint against Dr. Krauss as described above.  On or about September 23, 2021, the Company filed its Answer to the Amended Complaint in which the Company denied each of Dr. Krauss’ claims and raised numerous affirmative defenses.

On November 15, 2021, Dr. Krauss filed a Motion for Summary Adjudication as to certain of the issues in the case, which was opposed by the Company.  On March 7, 2022, the Court issued a decision denying the Motion in part and granting it in part.  The Court then issued an Order implementing such decision on March 29, 2022.  The parties subsequently engaged in proceedings as set forth in that Order, and the Company was required to pay a portion of those fees while objecting to the remaining portion of disputed fees. On October 10, 2022 and January 18, 2023, Dr. Krauss filed applications to compel the Company to pay the full amount of fees requested by Dr. Krauss for May-October 2022, and to modify the Court’s Order. On May 3, 2023, the Court issued an Order granting both of Dr. Krauss’s Applications for payment of attorney’s fees totaling $714,557, which amount was paid in May 2023.

In 2022 and 2023, we made payments in the aggregate amount of $2,566,850 and $1,115,254, respectively, to our former Chief Executive Officer, Dr. Marlene Krauss, a then greater than 5% stockholder, in settlement of certain claims by Dr. Krauss for the advancement of expenses incurred by Dr. Krauss in certain pending legal matters to which Dr. Krauss, pursuant to our organizational documents and Delaware law, was determined to be owed indemnification for.

On February 21, 2025, we entered into a Mutual Settlement and General Release Agreement with Dr. Krauss and KBL IV Sponsor, LLC (“KBL Sponsor”) (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company agreed to (1) pay $50,000 within twenty days from February 21, 2025 (the “Cash Payment”), which amount was timely paid, and (2) issue 200,000 shares of restricted common stock within three business days (the “Krauss Shares”), which shares were timely issued. The Krauss Shares include piggyback registration rights for a resale registration statement relative to the Krauss Shares for a period of six (6) months.

The Settlement Agreement also required Dr. Krauss to enter into a Voting Agreement with the Company, which is discussed in greater detail above under “—Voting Agreements”.

The Settlement Agreement required Dr. Krauss to file a dismissal of her court actions within ten days after receipt of the Cash Payment and that the Company, Dr. Krauss and KBL Sponsor dismiss all of their claims against one another with prejudice, each of which requirements have occurred to date.

Action Against Tyche Capital LLC

The Company commenced and filed an action against defendant Tyche Capital LLC (“Tyche”) in the Supreme Court of New York in the County of New York on April 15, 2021.  In its Complaint, the Company alleged claims against Tyche arising out of Tyche’s breach of its written contractual obligations to the Company as set forth in a “Guarantee and Commitment Agreement” dated July 25, 2019, and a “Term Sheet for KBL Business Combination With CannBioRex” dated April 10, 2019 (collectively, the “Subject Guarantee”), and claimed that Tyche’s breach of the Subject Guarantee caused the Company damages in the amount of at least $6,776,686.

On or about May 17, 2021, Tyche responded to the Company’s Complaint by filing an Answer and Counterclaims against the Company alleging that it was the Company, rather than Tyche, that had breached the Subject Guarantee.  Tyche also filed a Third-Party Complaint against six third-party defendants, including three members of the Company’s management, Sir Marc Feldmann, Dr. James Woody, and Ozan Pamir (collectively, the “Individual Company Defendants”), claiming that they allegedly breached fiduciary duties to Tyche with regards to the Subject Guarantee.

On November 23, 2021, the Court granted the Company’s request to issue an Order of attachment against all of Tyche’s shares of the Company’s stock that had been held in escrow.  In so doing, the Court found that the Company had demonstrated a likelihood of success on the merits of the case based on the facts alleged in the Company’s Complaint.

On February 18, 2022, Tyche filed an Amended Answer, Counterclaims and Third-Party Complaint.  On August 25, 2022, the Court granted the Company’s Motion to Dismiss each of the Individual Company Defendants, and also three of the four Counterclaims brought against the Company, leaving only Tyche’s declaratory relief claim. On August 26, 2022, Tyche filed a Motion to vacate or modify the Company’s existing attachment Order against Tyche’s shares of the Company’s stock held in escrow, however, the Court summarily denied such Motion on January 3, 2023. Although Tyche subsequently filed a Notice of Appeal as to that denial, on May 4, 2023, the Appellate Court unanimously affirmed the ruling of the lower Court in the Company’s favor.

On January 30, 2023, the Company filed a Notice of Motion for Summary Judgment. In hearings held on September 11 and 19, 2023, the Court granted the Company’s Motion, but referred the question as to the amount of the Company’s damages against Tyche to a special referee. Tyche filed a Notice of Appeal as to the Court’s ruling.

On June 30, 2024, the Company entered into a written Settlement Agreement with Tyche and Ronald Bauer and Samantha Bauer to fully resolve this action with Tyche and the Bauer action referenced below. The Settlement Agreement has been fully signed, and the parties have performed the following terms: forgiveness of loans to the Company by the Bauer Defendants, exoneration of the Company’s $50,000 bond in the Tyche action, complete mutual releases of all claims and counterclaims in both actions, and dismissal of both the Tyche action and the Bauer action in their entireties. As a result of forgiveness of loans payable to the Bauer Defendants totaling $81,720, and accrued interest of $25,171, as well as release of the Company’s $50,000 bond, the Company recognized a gain of $156,891 during the three months ended June 30, 2024. Pursuant to the Settlement Agreement the Company cancelled 2,385 shares of common stock previously held by Tyche on January 30, 2025. In addition, Ronald Bauer and Samantha Bauer agreed to indemnify the Company and its subsidiaries from any collection attempts, actions or proceedings brought by Cambridge Capital Ltd. (“Cambridge”) and Park Lane Capital, Ltd. (“Park Lane”). Cambridge and Park Lane have made certain loans to the Company or its subsidiaries in the aggregate amount of approximately $130,000. Cambridge and Park Lane have made a demand for payment and the Company provides no assurance that Ronald and Samantha Bauer will indemnify the Company or that the Company will not be forced to repay such amounts.

Action Against Ronald Bauer & Samantha Bauer

The Company and two of its wholly-owned subsidiaries, Katexco Pharmaceuticals Corp. and CannBioRex Pharmaceuticals Corp. (collectively, the “Company Plaintiffs”), initiated legal action against Ronald Bauer and Samantha Bauer, as well as two of their companies, Theseus Capital Ltd. and Astatine Capital Ltd. (collectively, the “Bauer Defendants”), in the Supreme Court of British Columbia on February 25, 2022. The Complaint claims that the Bauer Defendants misappropriated funds and stock shares, engaged in unauthorized stock sales, and obtained improper travel expenses. The Bauer Defendants filed a Response denying the Civil Claim Complaint of the Company on May 6, 2022.

On June 30, 2024, the Company Plaintiffs, Tyche and the Bauer Defendants entered into the Settlement Agreement described above, which fully resolves this action.

Declaratory Relief Action Against the Company by AmTrust International

On June 29, 2022, AmTrust International Underwriters DAC (“AmTrust”), which was the premerger directors’ and officers’ insurance policy underwriter for KBL, filed a declaratory relief action against the Company in the U.S. District Court for the Northern District of California (the “Declaratory Relief Action”) seeking a declaration that AmTrust is not obligated to reimburse the Company for fees advanced by the Company to Dr. Krauss and George Hornig under the directors’ and officers’ insurance policy.

On September 20, 2022, the Company filed its Answer and Counterclaims against AmTrust for bad faith breach of AmTrust’s insurance coverage obligations to the Company under the subject insurance policy, seeking at least $2 million in compensatory damages, and punitive damages. In addition, the Company brought a Third-Party Complaint against its excess insurance carrier, Freedom Specialty Insurance Company (“Freedom”) seeking declaratory relief that Freedom will also be required to honor its policy coverage as soon as the amount of AmTrust’s insurance coverage obligations to the Company has been exhausted. On October 25, 2022, AmTrust filed its Answer to the Company’s Counterclaims and, on October 27, 2022, Freedom filed its Answer to the Third-Party Complaint.

On November 22, 2022, the Company filed a Motion for Summary Adjudication against both AmTrust and Freedom and, on April 21, 2023, the Court issued an Order Granting in Part and Denying in Part the Company’s Motion. This Order essentially ruled in favor of the Company on nearly all of the issues in the case, but found there were still issues of disputed facts as to the Change in Control exclusion contained within the policies, which precluded the Court from granting the remainder of the Company’s requests for summary adjudication as a matter of law.

On August 4, 2023, the Court granted the Company’s request to file a second motion for partial summary judgment, this one being on the issue of whether AmTrust should be required to advance to the Company the defense costs being incurred by Dr. Krauss and Mr. Hornig during the pendency of the case. On February 12, 2024, the Court granted the Company’s Motion and ordered that: (a) AmTrust is obligated under its insurance policy to advance to the Company all defense costs in excess of the deductible that the Company has advanced, or will advance, to Dr. Krauss and Mr. Hornig in connection with the SEC Subpoenas, and (b) upon exhaustion of the AmTrust insurance policy, Freedom is obligated to do the same pursuant to its excess liability insurance policy. This Order applies throughout the interim of the case, but does not constitute a final judgment, and both the Company and the two insurers retain their rights to contest all applicable issues at trial, which is scheduled for May 12, 2025.

On April 16, 2024, AmTrust paid the Company $2.27 million in reimbursement of fees which the Company had advanced to Dr. Krauss and Mr. Hornig, of which the Company received $1,512,711 after the payment of attorney’s fees. On May 9, 2024, AmTrust paid the Company a further $300,140 in reimbursement of fees advanced by the Company, of which the Company received $200,093 after the payment of attorney’s fees.

The Company, Freedom and AmTrust held a mediation conference on August 21, 2024, during which, the Company agreed to the terms of a settlement with Freedom.

On September 23, 2024, Freedom paid the Company a further $125,000 in reimbursement of fees advanced by the Company, of which the Company received $76,639 after the payment of attorney’s fees.

Subsequently, the Company and AmTrust held an additional mediation conference.

On, and effective on, April 6, 2025 (the “Effective Date”), the Company entered into a Confidential AmTrust Settlement Agreement and Release (the “AmTrust Settlement Agreement”) with AmTrust, and its wholly-owned subsidiary, AmTrust Financial Services, Inc. (“AFSI”). Pursuant to the AmTrust Settlement Agreement, the Company and AmTrust agreed to resolve the ongoing litigation and disputes discussed above, relating to the Company’s pre-merger directors’ and officers’ insurance policy (the “Coverage Action”).

Pursuant to the terms of the AmTrust Settlement Agreement, the Company agreed to (i) pay AmTrust a cash payment of $250,000 (the “Settlement Sum”) within 20 days of the Effective Date, and (ii) issue AFSI 509,707 shares of the Company’s common stock (the “AmTrust Settlement Shares”), within three business days of the Effective Date, which have been issued to date. The AmTrust Settlement Shares were valued at $575,000 (the “Shares Value”), based on the volume-weighted average price of the Company’s common stock over the 30 trading days preceding the Effective Date and are subject to customary anti-dilution protections, including adjustments for stock splits, combinations, and stock dividends.

Within ten days after delivery of both the Settlement Sum and the AmTrust Settlement Shares, the parties agreed to file a joint stipulation of dismissal with prejudice of the Coverage Action, which has been filed to date.

In connection with the settlement, the Company and AmTrust provided each other broad mutual releases of all claims, known and unknown, arising out of or relating to, among other things, the Coverage Action, certain claims relating to an SEC investigation of certain of the Company’s pre-merger officers, including Dr. Krauss, a lawsuit filed by the Company against Dr. Krauss, certain cross claims made by the Company against AmTrust, and related insurance claims and matters, including any claims for bad faith, breach of the implied covenant of good faith and fair dealing, or alleged unfair insurance practices. These releases extend to affiliates, officers, directors, employees, agents, and other related parties of both entities. The AmTrust Settlement Agreement expressly provides that it does not release the parties from obligations arising under the AmTrust Settlement Agreement itself.

In connection with the issuance of the AmTrust Settlement Shares and pursuant to the AmTrust Settlement Agreement, the Company agreed to provide AFSI with certain registration rights. Specifically, the Company is obligated to use commercially reasonable efforts to file a registration statement on Form S-1 (or Form S-3, if available) with the SEC within 45 days of the Effective Date (i.e., prior to May 21, 2025) to register the resale of the AmTrust Settlement Shares (the “Resale Registration Statement”). The Company has further agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective within 60 days following the Effective Date, or, in the event of SEC notice that the Registration Statement will not be reviewed, by the third business day thereafter.

The Company is required to keep the Resale Registration Statement continuously effective until such time as AFSI no longer holds any AmTrust Settlement Shares, and to bear all related costs and expenses in connection with such registration, excluding AFSI’s legal fees. Additionally, the Company must provide legal opinion coverage at its expense, if necessary, to enable AFSI to rely on Rule 144 resale exemptions after six months.

If the Company fails to file or cause the Resale Registration Statement to become effective within 105 days after the Effective Date (i.e., prior to July 20, 2025), if the prospectus included in the registration statement can no longer be relied upon, or if the Company fails to maintain the effectiveness of the Resale Registration Statement (each, a “Registration Statement Failure Event”), the Company is required to pay liquidated damages equal to 3.0% of the Shares Value for each such failure and for each month such failure continues, subject to a cap of 33.0% of the Shares Value.

The AmTrust Settlement Agreement included customary representations and warranties of the parties, including representations from AFSI confirming its status as an accredited investor.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Related Party Transaction Policy

Our Audit Committee must review and approve any related party transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so, requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during the year ended December 31, 2024, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Proposal 1
Election of Directors

General

At the annual meeting, two Class I directors are to be elected for a two-year term, to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Lawrence Steinman, M.D. and Stephen H. Shoemaker, each of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Second Amended and Restated Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at four. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

Board Recommendation

The Board of Directors unanimously recommends voting “FOR” each of the two nominees.

Proposal 2
Adoption of the Fourth Amendment to the 180 Life Sciences Corp. 2022
Omnibus Incentive Plan

General

The share reserve under the Third Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “2022 OIP”) is expected to be significantly depleted and significantly reduced by the effects of the proposed Reverse Stock Split, discussed in greater detail below under “Proposal 5, Amendment to Second Amended and Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split”. If our stockholders do not approve an increase in the share reserve under the 2022 OIP, we expect that we will not have sufficient shares to cover our annual equity award grants scheduled to be made after 2025, and we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Consequently, on ________, 2025, upon the recommendation of our Compensation Committee, our Board adopted the Fourth Amendment (the “Amendment”) to the 2022 OIP, subject to stockholder approval. The 2022 OIP, as amended by the Amendment, is hereinafter referred to as the “Amended Plan.”

The Amendment makes the following key changes to the 2022 OIP:

●	Increase to the maximum number of shares that may be issued pursuant to the 2022 OIP, and the maximum number of shares which may be issued upon the exercise of incentive stock options, from 1,000,000 shares, to 5,000,000 shares (an increase of 4,000,000 shares);

●	Change the 2022 OIP to an “evergreen” equity compensation plan, providing for automatic increases in the maximum number of shares that may be issued pursuant to the 2022 OIP on April 1st of each year for a period of seven years commencing on January 1, 2026, and ending on (and including) January 1, 2032, in an amount equal to ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock;

●	Increase the limit on the maximum number of shares of common stock that may be grated in connection with, and issued pursuant to the exercise of, incentive stock options under the 2022 OIP from 1,000,000 to 100,000,000.

If stockholders do not approve this Proposal 2, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2022 OIP, and the 2022 OIP will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Appendix A to this Proxy Statement, and a conformed copy of the 2022 OIP, as amended by the Amendment, is attached as Appendix B to this Proxy Statement. Other than the limited amendments described herein, we are not making other changes to the 2022 OIP.

Background and Purpose of the Amended Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to provide, through the Amended Plan, a comprehensive equity and long-term compensation program designed to enable the Company to attract, retain, and reward employees, non-employee directors, and other persons providing services to the Company. The Compensation Committee and the Board also believe that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for management. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates management to think and act like owners, rewarding them when value is created for stockholders.

The Amended Plan provides for a broad range of awards to enable the Company to respond to market trends and to structure incentives to align to its business goals. In particular, the Amended Plan authorizes awards under the 2022 OIP in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents, as discussed in greater detail below.

Current Overview of Outstanding Equity Information

There are only 7,000 shares available for future awards under the Company’s 2020 OIP and no shares available for future awards under the Company’s 2022 OIP.

The Amended Plan authorizes an additional 4,000,000 shares for issuance of equity awards under the Amended Plan (representing approximately 65.9% of the outstanding shares of the Company common stock as of _______________, 2025). In setting and recommending to stockholders the number of additional shares to authorize under the Amended Plan pursuant to the Amendment, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2020 OIP and 2022 OIP, as well as the Company’s average burn rate for the preceding fiscal years, and the expected effects of the Reverse Stock Split (as discussed below in “Proposal 5, Amendment to Second Amended and Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split”.

When considering the number of additional shares to add to the 2022 OIP, the Compensation Committee and the Board reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2022 OIP was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 4,000,000 shares to be added to the 2022 OIP pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2022 OIP from forfeitures of awards granted under the 2022 OIP, and the additional shares which will be added each year hereafter due to the “evergreen” provision thereof, are projected to satisfy the Company’s equity compensation needs for the next seven years. In light of the factors considered by the Board and Compensation Committee, the Board and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all stockholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing stockholder dilution.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time.

We believe that the “evergreen” amendment will grant us greater flexibility to ensure consistent alignment between compensation and performance over the term of the 2022 OIP. This is particularly important as we anticipate growing our operations over the next several years and it is critical that we have sufficient shares to compensate anticipated new hires at market competitive levels. Note that the evergreen provision, as proposed, has a six-year duration, after which annual share increase requests will require shareholder approval.

Summary of the Material Terms of the Amended Plan

The following is a summary of the principal features of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, following the approval of the Amendment (included as Appendix A to this proxy statement), which is included as Appendix B to this proxy statement.

Purpose. The purpose of the Amended Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board of Directors, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the Amended Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Amended Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Amended Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Amended Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the Amended Plan and awards granted pursuant to the Amended Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Amended Plan or as it deems necessary or advisable to administer the Amended Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Amended Plan. Incentive stock options may be granted under the Amended Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the Amended Plan.

Awards. Awards under the Amended Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

Shares Subject to the Amended Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, upon approval of the Amendment, the aggregate number of shares of common stock which may be issued pursuant to awards under the Amended Plan shall initially equal 5,000,000 shares, and will automatically increase on April 1st of each year for a period of seven years commencing on January 1, 2026 and ending on (and including) January 1, 2032, in an amount equal to ten percent (10%) of the total shares of Company common stock outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. No more than 100,000,000 shares may be awarded under the plan upon exercise of incentive stock options.

If an award granted under the Amended Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Amended Plan. As a result, the shares available for granting future awards under the Amended Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Amended Plan in connection with awards previously granted under such Amended Plan will again be available for awards under the Amended Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the Amended Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the Amended Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Amended Plan.

Award Limitations on Non-Director Awards. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that in the event such non-employee director is first appointed or elected to the Board during such compensation year, and/or in the case that the non-employee director is serving as non-employee chairperson of the Board, such amount shall not exceed $750,000 in total value.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the Amended Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the U.S. Internal Revenue Code (the “Code”), and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Amended Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Terms and Conditions of Stock Appreciation Rights. A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Administrator on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Restricted Stock and Restricted Stock Units. “Restricted stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the Amended Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Administrator.

Terms and Conditions of Performance Awards. A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash which is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Administrator. Performance awards will vest based on the achievement of predetermined performance goals established by the Administrator. Performance goals may be established on a company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the committee may determine.

Other Stock-Based Awards. The Compensation Committee or Board of Directors may make other equity-based or equity-related awards not otherwise described by the terms of the plan.

Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options or SARs; provided that any in-the-money options and SARs that are still outstanding on the last day of their term will automatically be exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options or SARs that are or become exercisable may be exercised at any time prior to the earlier of (i) the fifth anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and canceled, and provided that the participant signs a general release and waiver of claims in the form provided by the Company and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that are not so earned will be forfeited and canceled).

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) an equal value of publicly-traded shares or equity interests.

Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be canceled in exchange for a payment equal to the change in control price, the alternative performance awards will be canceled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be canceled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the Amended Plan. The Amended Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Amended Plan may (i) except as otherwise expressly provided in the Amended Plan, increase the number of shares subject to the Amended Plan; (ii) modify the class of persons eligible for participation in the Amended Plan or (iii) materially modify the Amended Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Amended Plan, neither the amendment, suspension nor termination of the Amended Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Amended Plan, and in no event may any award be granted under the Amended Plan after the expiration of ten years from the original effective date of the Amended Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Amended Plan.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Vote Required

This proposal to approve the Amendment requires approval by the affirmative vote of a majority of the votes entitled to be cast at the annual meeting by holders of voting capital stock who are present in person or by proxy.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the Amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE FOURTH AMENDMENT TO THE 180 LIFE SCIENCES CORP. 2022 OMNIBUS INCENTIVE PLAN.

Proposal 3
Approval of the 180 Life Sciences Corp. 2025 Option Incentive Plan

General

On June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, adopted the Company’s 2025 Option Incentive Plan (the “2025 Plan”). Notwithstanding such adoption, in accordance with the rules of the Nasdaq Capital Market, following the date of adoption, but prior to the Shareholder Approval Date (as defined below), (i) no stock options granted thereunder can be exercised, and (ii) if Shareholder Approval (as defined below) is not received, the 2025 Plan is to be unwound, and the outstanding stock options granted thereunder cancelled (the “Nasdaq Pre-Approval Requirements”). The 2025 Plan was adopted in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

Shareholder approval of the 2025 Plan is required to be received within twelve (12) months of the date of adoption of the 2025 Plan by the Board of Directors (the “Shareholder Approval” and the date of such Shareholder Approval, the “Shareholder Approval Date”). Additionally, the grant of incentive stock options under the 2025 Plan is subject to Shareholder Approval.

The Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the 2025 Plan (including as discussed above and any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the 2025 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2025 Plan are not intended to qualify as incentive stock options under the Code.

A total of 1,000,000 shares of common stock are reserved for awards under the 2025 Plan.

A copy of the 2025 Plan is attached as Appendix C to this Proxy Statement, and the summary of the 2025 Plan below is qualified in its entirety to the full 2025 Plan attached hereto.

2025 Plan Option Grants

Effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to (A) the following named executive officers: (a) Blair Jordan, the Chief Executive Officer of the Company (options to purchase 410,000 shares); and (b) Eric R. Van Lent, the Chief Accounting Officer of the Company (options to purchase 25,000 shares); (B) the non-executive members of the Board of Directors as follows: Ryan Smith, Lead Director, options to purchase 255,000 shares of common stock; Stephen H. Shoemaker, director, options to purchase 165,000 shares of common stock; and Dr. Lawrence Steinman, director, options to purchase 110,000 shares of common stock; and (C) the Company’s outside legal counsel, options to purchase 35,000 shares of common stock, each in consideration for services rendered and to be rendered to the Company (the “Prior 2025 Option Awards”).

The Prior 2025 Option Awards were granted under the 2025 Plan and have a term of ten years, subject in all cases to the terms and conditions of the 2025 Plan and the award agreements entered into to evidence such grants, and each service provider’s continued service with the Company. The Prior 2025 Option Awards vest at the rate of 1/2 of such options on each of the six and twelve month anniversaries of the grant date. The Prior 2025 Option Awards have an exercise price of $0.9290 per share, the closing sales price of the Company’s common stock on the Nasdaq Capital market on June 17, 2025.

Background and Purpose of the 2025 Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the 2025 Plan because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to approve the 2025 Plan, which will also effectively approve and ratify the Prior 2025 Option Awards. In the event the 2025 Plan is not approved by stockholders by June 17, 2026, the 2025 Plan, and the Prior 2025 Option Awards, will be unwound, and the Prior 2025 Option Awards will be cancelled. Additionally, none of the Prior 2025 Option Awards may be exercised, even if vested, until stockholders approve the 2025 Plan.

Summary of the Material Terms of the 2025 Plan

The following is a summary of the principal features of the 2025 Plan. This summary does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text of the 2025 Plan (included as Appendix C to this proxy statement).

Purpose. The purpose of the 2025 Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board of Directors, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the 2025 Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of options to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the 2025 Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the 2025 Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the 2025 Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards relating thereto; (x) construe and interpret the terms of the 2025 Plan and awards granted pursuant to the 2025 Plan; and (xi) make all other decisions and determinations that may be required pursuant to the 2025 Plan or as it deems necessary or advisable to administer the 2025 Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2025 Plan. Incentive stock options may be granted under the 2025 Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive non-qualified stock options under the 2025 Plan.

Awards. Awards under the 2025 Plan may be made in the form of stock options, which may be either incentive stock options or non-qualified stock options. Awards are generally non-transferable.

Shares Subject to the 2025 Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2025 Plan is 1,000,000, of which no shares are currently available for future awards.

If an award granted under the 2025 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2025 Plan. As a result, the shares available for granting future awards under the 2025 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2025 Plan in connection with awards previously granted under such 2025 Plan will again be available for awards under the 2025 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the 2025 Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the 2025 Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the 2025 Plan.

Award Limitations on Non-Director Awards. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that in the event such non-employee director is first appointed or elected to the Board during such compensation year, and/or in the case that the non-employee director is serving as non-employee chairperson of the Board, such amount shall not exceed $750,000 in total value.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the 2025 Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the 2025 Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options, whether vested or unvested will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options; provided that any in-the-money options that are still outstanding on the last day of their term will automatically be exercised on such date.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options that are or become exercisable may be exercised at any time prior to the earlier of (i) the one year anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options that are unvested will be immediately forfeited and canceled, and all options that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date, or (ii) the expiration of their term.

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options that are unvested will be immediately forfeited and canceled, and all options that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) an equal value of publicly-traded shares or equity interests.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options for no consideration if the fair market value of the shares subject to such options is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the 2025 Plan. The 2025 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the 2025 Plan may (i) except as otherwise expressly provided in the 2025 Plan, increase the number of shares subject to the 2025 Plan; (ii) modify the class of persons eligible for participation in the 2025 Plan or (iii) materially modify the 2025 Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the 2025 Plan, neither the amendment, suspension nor termination of the 2025 Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the 2025 Plan, and in no event may any award be granted under the 2025 Plan after the expiration of ten years from the original effective date of the 2025 Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the 2025 Plan.

The exercisability of a stock option may be accelerated as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Effect of Approval

Approval of this Proposal 3 by our stockholders at the Annual Meeting will effectively ratify and approve the Prior 2025 Option Awards, which will not be unwound and will be exercisable for shares of common stock of the Company, subject to vesting, upon such stockholder approval.

Vote Required

This Proposal to approve the 2025 Plan requires approval by the affirmative vote of a majority of the votes entitled to be cast at the annual meeting by holders of voting capital stock who are present in person or by proxy.

If this Proposal 3 is not approved by the Company’s stockholders at the Annual Meeting or within one (1) year of the adoption of the 2025 Plan, the 2025 Plan and the Prior 2025 Option Awards will be unwound, and the outstanding Prior 2025 Option Awards granted thereunder cancelled.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the 2025 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE  180 LIFE SCIENCES CORP. 2025 OPTION INCENTIVE PLAN.

Proposal 4
Approval of an Advisory Resolution on Named Executive Officer Compensation

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the executive compensation tables, and the narrative disclosures that accompany the executive compensation tables.

Motivating and retaining a talented and experienced leadership team is a key component of the Company’s long-term success. We are committed to an effective executive compensation program that incorporates sound policies and best practices. The compensation realized by our named executive officers in 2024 reflected our executive compensation program’s alignment with Company performance and shareholder interests. We encourage shareholders to read the section entitled “Executive and Director Compensation,” above.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, stockholders will be asked at the annual meeting to approve the following advisory resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

As an advisory vote, this proposal, commonly referred to as a “say on pay” resolution, is not binding on the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

We expect the next advisory say on pay vote will occur at the 2026 annual meeting of shareholders and that the next advisory vote on the frequency of say on pay votes will occur at the 2029 annual meeting.

Vote Required

Approval of Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the annual meeting.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” this proposal.

Proposal 5
Amendment to Second Amended and Restated Certificate of
Incorporation, as Amended, to Effect a Reverse Stock Split

General

At the Meeting, stockholders will be asked to grant discretionary authority for our Board of Directors to (A) amend Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-four and one-for-forty, inclusive (the “Reverse Stock Split”), with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to ____________, 2026, and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number

A vote “FOR” Proposal 5 will constitute approval of the Reverse Stock Split Amendment and will grant the Board the discretionary authority to determine whether to implement the Reverse Stock Split, to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders at the Meeting and to determine whether or not to round fractional shares up, or pay cash in lieu thereof. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to regain and maintain compliance with the Nasdaq listing requirements, as further discussed under “Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “Effective Date”), the issued and outstanding shares of the Company’s common stock immediately prior to the Effective Date will be reclassified into a fewer number of shares based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of common stock or the par value of the Company’s common stock.

The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) attached to this Proxy Statement as Appendix D which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

Consistent with General Corporation Law of the State of Delaware (the “DGCL”) Section 242(d)(2), the Board of Directors will not approve a Reverse Stock Split in a ratio which results in the Company not meeting the listing requirements of Nasdaq, relating to the minimum number of holders immediately after such amendment becomes effective.

Purpose

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will likely be necessary to maintain the listing of our common stock on the Nasdaq Capital Market. In the event that the Board, in its sole discretion determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the common stock.

Maintain our listing on the Nasdaq Capital Market. Our common stock is traded on the Nasdaq Capital Market. Recently our common stock has traded below $1.00 per share, and has not closed above $1.00 per share since [_________________], 2025. Pursuant to Nasdaq Listing Rule 5550(a)(2), a Nasdaq listed company must maintain a minimum bid price of at least $1.00 per share to meet the continued listing standards of Nasdaq (the “Minimum Bid Price Requirement”). Typically, the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) will provide a listed company a deficiency letter if the corporation’s common stock closing bid price is less than $1.00 per share for thirty consecutive business days. Upon receipt of such letter, the corporation will have 180 days to regain compliance with the continued listing requirements. Nasdaq also typically allows for an additional 180 days to regain compliance, if after such initial 180 day period, the corporation meets all of the other requirements for continued listing on Nasdaq and notifies Nasdaq in writing of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. Compliance with the Minimum Bid Price Requirement can be achieved during any compliance period, by having a minimum bid price of at least $1.00, for a minimum of 10 consecutive business days during the applicable compliance period, unless the Staff exercises its discretion to extend this 10 day period.

We were previously out of compliance with the Minimum Bid Price Requirement from approximately September 30, 2022 to January 4, 2023, and from September 7, 2023 to March 13, 2024, which non-compliance was cured by affecting the Prior Reverse Stock Splits.

Due to the recent trading of our common stock on Nasdaq, including a closing price of [____] per share on __________, 2025, the day prior to the date of this proxy statement, an average closing price of [$___________] for the thirty trading days prior to the date of this proxy statement and an average closing price of [$__________] for the ninety trading days prior to the date of the proxy statement, the Board of Directors believes that it more likely that not that the Company, in the near future, will fail to meet the Minimum Bid Price Requirement and that it may need to affect another reverse stock split in order to cure such non-compliance.

Pursuant to Nasdaq Listing Rule 5815(a)(1)(B)(ii)d, if a listed company fails to regain compliance with the Minimum Bid Price Requirement by the end of the second compliance period (i.e., 360 days after the date of the initial notice), the security will be immediately suspended from Nasdaq; provided that the issuer can still appeal that decision to a hearings panel.

Nasdaq Listing Rule 5810(c)(3)(A)(iv) provides that if a listed company’s security fails to meet the Minimum Bid Price Requirement and (a) the Company has effected a reverse stock split over the prior one-year period; or (b) has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company is not eligible for a compliance period to address the Minimum Bid Price Requirement and will be automatically suspended from Nasdaq, subject to rights to appeal the delisting to a hearings panel. This restriction applies even if the listed company was in compliance with the Minimum Bid Price Requirement at the time of its prior reverse stock split. As a result of the above, if a listed company effects a reverse stock split but its security subsequently falls out of compliance with the Minimum Bid Price Requirement within a one-year period or has affected reverse stock splits with a cumulative ratio of 1-to-250 or more over the prior two year period, it will be issued a delisting determination rather than being granted a compliance period.

As discussed above under “Prior Reverse Stock Splits”, effective on February 28, 2024 at 12:01 a.m. Eastern Time, we affected a 1-for 19 reverse stock split of our then outstanding common stock (the “February 2024 Reverse Stock Split”). As a result, if:

(1)	we again fail to meet the Minimum Bid Price Requirement within one year of the effective date of the Reverse Stock Split; or

(2)	we fail to meet the Minimum Bid Price Requirement more than one year, but before two years after the effective date of the Reverse Stock Split, and the cumulative ratio of the Reverse Stock Split and any future reverse stock split is greater than 1-to-250,

Nasdaq will issue a delisting notification and our common stock will be automatically suspended from trading on Nasdaq, subject to our right to appeal the delisting determination to a hearings panel, provided that our common stock will trade in the over-the-counter (OTC) market while the appeal is pending.

Separately, if we fail to meet the Minimum Bid Price Requirement prior to the Reverse Stock Split being effective, and prior to February 28, 2026, we will be limited to a Reverse Stock Split ratio of no more than 1-for-13 (which together with the February 2024 Reverse Stock Split ratio of 1-for-19, would not exceed 1-for-250.

Separately, Nasdaq Listing Rule 5810(c)(3)(A) provides that if a listed company takes a corporate action, such as a reverse stock split, to regain compliance with the Minimum Bid Price Requirement, and that action results in the listed company to falling below the threshold for another Nasdaq listing requirement (e.g., the Nasdaq Capital Market continued listing requirement that a listed company have at least 500,000 publicly held shares), the listed company will not be granted a compliance period for the new deficiency. In that case, the listed company must cure both deficiencies within the compliance period(s) applicable to the Minimum Bid Price Requirement deficiency.

Finally, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iii), if our common stock has a closing bid price of $0.10 or less for 10 consecutive business days during any compliance period imposed as a result of noncompliance with the Minimum Bid Price Requirement, Nasdaq will issue a delisting determination; however, unlike the process as discussed above for the determination of excessive reverse stock splits, suspension of trading of our common stock will generally be stayed while any appeal is pending.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock (and our publicly-traded warrants) from the Nasdaq Capital Market. Delisting our common stock (and our publicly-traded warrants) could adversely affect the liquidity of our common stock (and our publicly-traded warrants) because alternatives, such as the OTCQB Market maintained by OTC Markets, Inc. and/or the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock (and our publicly-traded warrants) on an over-the-counter market. Many investors likely would not buy or sell our common stock (and our publicly-traded warrants) due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock (and our publicly-traded warrants) being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.

Furthermore, the delisting of our common stock from the Nasdaq Capital Market will result in the delisting of our publicly-traded warrants from the Nasdaq Capital Market.

Improve the marketability and liquidity of the common stock. In the event the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our common stock from the Nasdaq Capital Market, we also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of the Nasdaq. The Board expects that the Reverse Stock Split of our common stock will increase the market price of our common stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable Nasdaq rules, in the event we fall out of compliance with the Minimum Bid Price Requirement, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on the Nasdaq Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common stock. If this proposal is approved by the stockholders at the Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself would not change the number of authorized shares of our common stock or the par value thereof. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Although at present we have no current definitive arrangements or understandings providing for the issuance of the additional shares of common stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding warrants and options, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

Additionally, notwithstanding the above, the Company is in preliminary discussions regarding a number of potential options to raise capital, certain of which may result in significant dilution to existing shareholders if completed, provided that any future transactions will be structured to comply with all Nasdaq stockholder approval requirements, and as such, are expected to either be sold at or above market, or will be subject to stockholder approval. Future offering transactions may include common stock, warrant coverage, or other convertible securities, with such terms as approved by the Board of Directors of the Company, again, subject in all cases to applicable Nasdaq stockholder approval rules and guidance where applicable.

While the Reverse Stock Split will make additional shares of common stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to maintain compliance with the Nasdaq minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of issued and outstanding shares of common stock, net income (loss) per share for the nine months ended December 31, 2024, and the approximate exercise prices of our outstanding warrants and options, each in the event of a 1:4 to 1:40 Reverse Stock Split:

	Pre-Reverse Stock Split	After a 1:4 Reverse Stock Split	After a 1:10 Reverse Stock Split	After a 1:20 Reverse Stock Split	After a 1:30 Reverse Stock Split	After a 1:40 Reverse Stock Split
Common Stock authorized (1)	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Common Stock outstanding	6,068,649	1,517,162	606,865	303,432	202,288	151,716
Number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants	6,133,308	1,533,327	613,331	306,665	204,444	153,333
Number of shares of Common Stock reserved for issuance upon exercise of outstanding options	1,021,564	255,391	102,156	51,078	34,052	25,539
Number of shares of Common Stock reserved for issuance under outstanding equity incentive plans (2)	7,000	1,750	700	350	233	175
Number of shares of Common Stock authorized but unissued and unreserved	86,769,479	96,692,370	98,676,948	99,338,475	99,558,983	99,669,237

Net income (loss) applicable to Common Stock per share for the quarter ended March 31, 2025	$(0.67)	$(2.68)	$(6.70)	$(13.40)	$(20.10)	$(26.80)
Weighted Average Exercise Price of Outstanding Warrants	$18.14	$72.56	$181.40	$362.80	$544.20	$725.60
Weighted Average Exercise Price of Outstanding Options	$1.41	$5.64	$14.10	$28.20	$42.30	$56.40

These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split, as discussed below, or the potential effect of the increase in our authorized shares of common stock as described below in “Proposal 6, Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Hundred Million (100,000,000) to One Billion (1,000,000,000)”. In the event the increase in our authorized shares of common stock is approved at the Annual Meeting and the Board of Directors determines to move forward with such increase in authorized shares, the number of shares of common stock authorized but unissued and unreserved for each column of the table above will be 900,000,000 more than as set forth above.

(1)	There will be no change to the 100,000,000 authorized shares of common stock of the Company as a result of the Reverse Stock Split, however as described below in “Proposal 6, Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Hundred Million (100,000,000) to One Billion (1,000,000,000)”, the Company is also seeking stockholder approval at the Annual Meeting for an increase in our authorized shares of common stock from 100,000,000 to 1,000,000,000.

(2)	Does not include any increase in the number of shares reserved under the Company’s 2022 Omnibus Incentive Plan (4,000,000) and/or 2025 Option Incentive Plan (1,000,000) in the event that Proposals 2 and/or 3 herein are approved by stockholders at the Meeting.

Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the 2022 Omnibus Incentive Plan, 2020 Omnibus Incentive Plan and 2025 Option Incentive Plan (which remains subject to stockholder approval as discussed below)(collectively, the “Plans”), the number of shares of common stock issuable upon exercise of our stock options and other equity awards (including shares reserved for issuance under the equity compensation plans) will be proportionately adjusted by the applicable plan administrator, using the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-4 and 1-for-40, inclusive), and rounded down to the nearest whole share. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-4 and 1-for-40, inclusive)such that upon an exercise, the aggregate exercise price payable by the optionee to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split, subject to the terms of such securities.

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of common stock issuable upon the exercise or conversion of any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of common stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of common stock. The number of shares of common stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of common stock. See also the table above.

Warrants. As a result of the Reverse Stock Split, the number of shares of common stock issuable upon exercise of each outstanding warrant to purchase shares of common stock of the Company, including, but not limited to, our publicly-traded warrants, will decrease in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split and the exercise price of each outstanding warrant to purchase shares of common stock will increase in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split, such that the aggregate exercise price payable upon exercise of each outstanding warrant to purchase shares of common stock of the Company will remain the same both before and after the Reverse Stock Split. See also the table above.

Listing. Our shares of common stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will not directly affect the listing of our common stock on the Nasdaq Capital Market, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with Nasdaq’s minimum bid price listing requirement. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “ATNF,” although our common stock is expected to have a new CUSIP number, a number used to identify our common stock. The Reverse Stock Split will have no effect on our publicly-traded warrants, which will continue to trade on the Nasdaq Capital Market under the symbol “ATNFW”, except for proportional adjustments to the number of shares of common stock issuable upon exercise thereof and to the exercise price thereof, and expected adjustments to the trading price thereof mirroring the Reverse Stock Split ratio which will affect our common stock.

“Public Company” Status. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of common stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 100,000,000 shares of common stock and 5,000,000 shares of blank check preferred stock, a total of one (1) of which authorized shares of preferred stock is designated as the “Class C Special Voting Share” (the “Class C Special Voting Share”); one (1) of which authorized shares of preferred stock is designated as the “Class K Special Voting Share” (the “Class K Special Voting Share,” and together with the Class C Voting Share, the “Special Voting Shares”); one million (1,000,000) of which authorized shares of preferred stock are designated as “Series A Convertible Preferred Stock” (the “Series A Shares”); and one million (1,000,000) of which authorized shares of preferred stock are designated as “Series B Convertible Preferred Stock” (the “Series B Shares”). The Reverse Stock Split would not change the number of authorized shares of the common stock or blank check preferred stock as designated. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares of common stock remaining available for issuance by us in the future would increase. See also the table above.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq rules. If we issue additional shares of common stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to be issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

The Reverse Stock Split will also have no effect on our designated preferred stock, except for automatic adjustments to the voting and conversion rights associated therewith in proportion to the Board approved Reverse Stock Split ratio, in order for such voting and conversion rights to remain proportional to the common stock of the Company following the Reverse Stock Split.

Fractional Shares

No scrip would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the final reverse ration. Instead, the Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

If the Board of Directors determines to arrange for the disposition of fractional interests by stockholders entitled thereto or to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder’s fractional share based upon the closing sale price of the common stock on the trading day immediately prior to the Effective Time as reported on the Nasdaq Capital Market, or other principal market of the common stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Company so determines, to receive the number of shares rounded up to the next whole number, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the board the discretion to implement a reverse stock split at a ratio of between one-for-four and one-for-forty, inclusive, for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the proposed Reverse Stock Split ratios provide us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than one-for-forty, nor less than one-for-four. The Company will publicly announce the chosen ratio at least two business days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by the one-year anniversary of the date on which the Meeting is held, if at all.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

●	the per share price of our common stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our common stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions.

Potential Consequences if the Reverse Split Proposal is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market in the event we fail to meet the Minimum Bid Price Requirement in the future.

Effective Date and Time of the Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the amendment to our Certificate of Incorporation to affect the Reverse Stock Split is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later effective date and time as set forth in the amendment (the Effective Date). However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to _______, 2026, the one-year anniversary of the Meeting) to amend our Certificate of Incorporation to effect the Reverse Stock Split.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that are applicable to United States holders (as defined below). It does not address any state, local or non-U.S. income or other tax consequences, or any U.S. federal estate, gift, or other non-income tax consequences. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Treasury Regulations promulgated under the Internal Revenue Code, published rulings and procedures of the Internal Revenue Service, and court decisions, all as of the date hereof. These authorities are subject to change or differing interpretation, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion does not address all U.S. federal income tax consequences relevant to United States holders of common stock. In addition, it does not address consequences relevant to United States holders that are subject to special U.S. tax rules, including, without limitation, stockholders that are:

●	persons who do not hold their common stock as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code;

●	brokers or dealers in securities;

●	banks or other financial institutions;

●	insurance companies;

●	“real estate investment trusts”;

●	“regulated investment companies”;

●	“S corporations”;

●	tax-exempt organizations;

●	governments, agencies or instrumentalities thereof, or entities they control;

●	partnerships, grantor trusts or other entities that are treated as pass-through entities for U.S. federal income tax purposes, and their owners;

●	persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of common stock that may constitute “qualified small business stock” under Section 1202 of the Internal Revenue Code or “Section 1244 stock” for purposes of Section 1244 of the Internal Revenue Code;

●	persons who acquired their shares of stock in a transaction subject to the gain rollover provisions of Section 1045 of the Internal Revenue Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to common stock being taken into account in an “applicable financial statement” (as defined in the Internal Revenue Code);

●	persons deemed to sell common stock under the constructive sale provisions of the Internal Revenue Code;

●	persons who acquired their shares of common stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

Stockholders subject to any of the special U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding common stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.

Consequences to United States holders of the Reverse Stock Split — Generally.

A United States holder, as used herein, is a stockholder that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if either (i) a United States court can exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) are authorized to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of common stock as described below, no gain or loss should be recognized by a United States holder upon such United States holder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split (except for cash, if any, received in lieu of a fractional share of common stock). The aggregate adjusted basis of the post-Reverse Stock Split shares of common stock received should equal the aggregate adjusted basis of the pre-Reverse Stock Split shares of common stock exchanged for such new shares (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share), including any fractional shares of common stock not actually received. Cash payments received by the U.S. holder for a fractional share of common stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then redeemed by us, and such U.S. holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such U.S. holder’s tax basis in such fractional share. However, in certain circumstances, it is possible that cash received in lieu of a fractional share could be characterized as a dividend. In that case, U.S. holders may be required to provide their taxpayer identification number to the exchange agent to avoid backup withholding. Except in the case of any portion of a share of common stock treated as a distribution or as to which a United States holder recognizes capital gain as a result of the treatment of fractional shares, the United States holder’s holding period for the post-Reverse Stock Split shares of common stock should include the period during which the United States holder held the pre-Reverse Stock Split shares of common stock surrendered. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-Reverse Stock Split shares of common stock surrendered to the post-Reverse Stock Split shares of common stock received pursuant to the Reverse Stock Split. United States holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain, and a United States holder that receives a whole share of common stock in lieu of a fractional share of common stock may recognize income, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the United States holder was otherwise entitled. The holding period for the portion of a share of common stock treated as a distribution or as to which a United States holder recognizes gain might not include the holding period of pre-Reverse Stock Split shares of common stock surrendered. United States holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock will also automatically be adjusted on the Effective Date.

Our transfer agent, Continental Stock Transfer & Trust Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry Shares

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.

Vote Required

Proposal 5 requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 5 to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock by a ratio of between one-for-four and one-for-forty, inclusive.

Notwithstanding the above, even if approved by stockholders at the Annual Meeting, the Board of Directors reserves the right to abandon the Reverse Stock Split if it deems such abandonment in the best interests of the stockholders.

Proposal 6
Approval of an Amendment to Our Second Amended and Restated Certificate of
Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Hundred
Million (100,000,000) to One Billion (1,000,000,000)

General

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Second Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix E (the “Authorized Shares Increase Amendment”). The following is a summary of the key provisions of the Authorized Shares Increase Amendment, but this summary is qualified in its entirety by reference to the full text of the Authorized Shares Increase Amendment, a copy of which is included as Appendix E:

Our current Second Amended and Restated Certificate of Incorporation authorizes one hundred million (100,000,000) shares of common stock, and the Board of Directors has recommended that stockholders approve the Authorized Shares Increase Amendment to increase the number of authorized shares of common stock to one billion (1,000,000,000)(the “Authorized Share Increase”).

The Authorized Shares Increase Amendment will have no effect on the par value of the Company’s common stock or preferred stock, or on the terms of any previously designated series of preferred stock.

The Authorized Shares Increase Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Although at present the Board has not approved any plans or proposals to issue any of the additional shares of common stock that would become authorized for issuance if this proposal is approved, the Board desires to have the shares available to provide additional flexibility to use the common stock for financing and business purposes in the future. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Reasons for the Amendment

The purpose of the Authorized Shares Increase Amendment is to provide the Board of Directors the ability to issue additional shares of common stock of the Company to enable the Company to complete transactions which the Board of Directors believes may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings, provided that the Company does not currently have any definitive plans to, or definitive agreements or understandings in place to, issue any such additional authorized but unissued shares of common stock which will be made available as a result of the Authorized Shares Increase Amendment. Notwithstanding the above, the Company is in preliminary discussions regarding a number of potential options to raise capital, certain of which may result in significant dilution to existing shareholders if completed, provided that any future transactions will be structured to comply with all Nasdaq stockholder approval requirements, and as such, are expected to either be sold at or above market, or will be subject to stockholder approval. Future offering transactions may include common stock, warrant coverage, or other convertible securities, with such terms as approved by the Board of Directors of the Company, again, subject in all cases to applicable Nasdaq stockholder approval rules and guidance where applicable.

The purpose of the Authorized Shares Increase Amendment is to increase the Company’s authorized shares of common stock from one hundred million (100,000,000) shares of common stock to one billion (1,000,000,000) shares of common stock.

Assuming the Authorized Shares Increase Amendment is approved, there will be one billion five million (1,005,000,000) total authorized shares of capital stock the Company, consisting of:

●	1,000,000,000 shares of common stock, having a par value of $0.0001 per share; and

●	5,000,000 shares of preferred stock, having a par value of $0.0001 per share, which currently includes:

○	one (1) of which authorized shares of preferred stock is designated as the “Class C Special Voting Share”;

○	one (1) of which authorized shares of preferred stock is designated as the “Class K Special Voting Share”;

○	one million (1,000,000) of which authorized shares of preferred stock are designated as “Series A Convertible Preferred Stock”; and

○	one million (1,000,000) of which authorized shares of preferred stock are designated as “Series B Convertible Preferred Stock”.

Assuming the Authorized Shares Increase Amendment is approved, the Board of Directors will be authorized to issue the additional shares of common stock without having to obtain the approval of the Company’s stockholders, except pursuant to applicable Nasdaq rules, which generally require stockholder approval for the issuance of 20% or more of an issuer’s outstanding shares of common stock, subject to certain exceptions. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of shares of common stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of shares of common stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Our Second Amended and Restated Certificate of Incorporation of Incorporation provides the Board of Directors authority to designate and issue ‘blank check’ preferred stock, and the Authorized Shares Increase Amendment will have no effect on the Board of Director’s ability to designate preferred stock, or the previously designated shares of preferred stock.

Summary Table of Potential Effects of Authorized Share Increase

The chart below illustrates the number of shares of common stock that will be available for issuance if the Authorized Shares Increase Amendment is approved. The number of shares disclosed in the column “Estimated Number of Shares of Common Stock after the Increase” gives further effect to the Authorized Shares Increase in the number of authorized shares of common stock from 100,000,000 to 1,000,000,000.

	Estimated Number of Shares of Common Stock Before Increase(1)	Estimated Number of Shares of Common Stock After the Increase(1)
Authorized	100,000,000	1,000,000,000
Outstanding	6,048,649	6,048,649
Issuable upon exercise of outstanding warrants and options	7,154,872	7,154,872
Reserved for issuance(2)	7,000	7,000
Authorized but unissued(3)	86,769,479	986,769,479

(1)	Does not take into account the effects of the Reverse Stock Split discussed above.

(2)	Does not take into account the increase in shares available for issuance under the 2022 OIP, as discussed in greater detail above under Proposal 2 and/or any shares of common stock issuable in connection with awards under the 2025 Incentive Option Plan, as discussed in greater detail above under Proposal 3. Represents shares currently reserved for future issuance under our existing equity incentive plans, excluding shares issuable under outstanding stock options, and outstanding warrants.

(3)	Shares authorized but unissued represent common stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options, and shares reserved for issuance under equity incentive plans.

Unless further stockholder approval is required for a proposed issuance of additional shares by the rules of Nasdaq or other applicable laws or regulations, the additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; establishing strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products; and other purposes.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If this proposal is not approved by our stockholders, our financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities as the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Authorized Shares Increase Amendment, and we will not independently provide our stockholders with any such rights.

Effective Time and Implementation of the Authorized Shares Increase Amendment

The effective time for the filing of the Authorized Shares Increase Amendment will be the date on which we file the Authorized Shares Increase Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Authorized Shares Increase Amendment.

Vote Required

Proposal 6 requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 6 to amend the Company’s Certificate of Incorporation to increase the authorized shares of common stock of the Company to 1,000,000,000 shares.

Notwithstanding the above, even if approved by stockholders at the Annual Meeting, the Board of Directors reserves the right to abandon the Authorized Shares Increase if it deems such abandonment in the best interests of the stockholders.

Proposal 7
Ratification of Appointment of Auditors

Change in Independent Registered Public Accounting Firm

On April 17, 2024, with the approval of the Audit Committee of the Board of Directors of the Company, the Company dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective immediately. Also, on April 17, 2024, with the approval of the Audit Committee, the Company engaged M&K CPA’s, PLLC (“M&K CPAs”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately.

The audit reports of Marcum on the Company’s financial statements as of December 31, 2023 and 2022, and for the years ended December 31, 2023 and 2022 (the “Audit Periods”), did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that such opinions disclosed an uncertainty of the Company to continue as a going concern.

During the Audit Periods and during the period from December 31, 2023 through April 17, 2024, the Company had: (i) no disagreements with Marcum of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that the Audit Reports disclosed an uncertainty of the Company to continue as a going concern.

The Company provided Marcum with the disclosures above and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2024.

During the Audit Periods and during the period from December 31, 2023 through April 17, 2024, neither the Company nor anyone on its behalf consulted M&K CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Principal Accounting Fees and Services

Our independent public accounting firm for the year ended December 31, 2024 was M&K CPAS, PLLC (Auditor Firm ID: 2738), and our independent accounting firm for the year ended December 31, 2023, was Marcum LLP (Auditor Firm Id: 688).

The following is a summary of fees paid for audit, tax and related fees for services rendered by our independent auditing firms during the periods indicated:

	For the Fiscal Year Ended December 31,
	2024		2023

Audit Fees	$511,813	(1)	$718,380	(3)
Audit-Related Fees	—		—
Tax Fees	12,000	(2)	77,191	(4)
All Other Fees	—		—
Total	$523,813		$795,571

(1)	Represents $173,500 of fees charged by M&K CPAs and $338,313 of fees charged by Marcum.

(2)	Represents $12,000 of fees charged by M&K CPAs and $0 of fees charged by Marcum.

(3)	Represents $0 of fees charged by M&K CPAs and $718,380 of fees charged by Marcum.

(4)	Represents $0 of fees charged by M&K CPAs and $77,191 of fees charged by Marcum.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided by M&K CPAs and Marcum, in connection with regulatory filings, including for professional services rendered for the audit of our annual consolidated financial statements, review of the financial information included in our Form 10-Qs for the respective periods and other required filings with the SEC for the applicable years. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Includes fees paid for tax return services.

All Other Fees. Includes fees not included under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Audit Committee Policy for Pre-approval of Independent Registered Public Accounting Firm Services

The Audit Committee of the Board is required to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. The Audit Committee has established a policy regarding pre-approval of permissible audit, audit-related, and other services provided by the independent registered public accounting firm, which services are periodically reviewed and revised by the Audit Committee. Unless a type of service has received general pre-approval under the policy, the service will require specific approval by the Audit Committee. All audit and permitted non-audit services and all fees associated with such services performed by our independent registered public accounting firm in fiscal 2023 and 2022 were approved by the Audit Committee consistent with the policy described above.

Pre-Approval Policies

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by Marcum for 2023 and M&K CPAs for 2024.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of M&K CPAs to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of M&K CPAs as our independent auditor for the year ended December 31, 2025. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of M&K CPAs as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of M&K CPAs.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” this proposal.

Proposal 8
Adjournment of the Annual Meeting to Solicit Additional Proxies

Overview

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Reverse Split Proposal and/or Authorized Share Increase Proposal at the time of the Meeting (the “Adjournment Proposal”). We intend to move to adjourn the Meeting to enable our Board to solicit additional proxies for approval of the Reverse Split Proposal and/or Authorized Share Increase Proposal if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the proposals are insufficient to approve the proposals. If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Reverse Split Proposal and Authorized Share Increase Proposal.

Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Reverse Split Proposal and Authorized Share Increase Proposal, such that the proposals would be defeated, we could adjourn the Meeting without a vote on the proposals and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 8, pursuant to our Second Amended and Restated Bylaws, any meeting of stockholders may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place, and the approval or non-approval of this Proposal 8 shall not limit such right of the chairman.

Vote Required

Proposal 8 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote thereon, to be approved.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve Proposal 8.

Other Matters

Proposals for 2026 Annual Meeting of Stockholders and 2026 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2026 annual meeting of stockholders, it must be received by our Secretary by no later than _______, 2026, unless the date of the 2026 annual meeting of stockholders is more than 30 days before or after ____________, 2026, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2026 annual meeting of stockholders, stockholders are advised to review our Second Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between ________, 2026 and the close of business on ____________, 2026, for the 2026 annual meeting of stockholders. In the event that the 2026 annual meeting of stockholders is convened more than 45 days prior to or delayed by more than 45 days after the anniversary of the 2025 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2026 annual meeting of stockholders and no later than the later of (i) the 90th day prior to the 2026 annual meeting of stockholders and (ii) the tenth day following the day on which we publicly announce the date of the 2026 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3000 El Camino Rd., Bldg. 4, Suite 200, Palo Alto, California 94306, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Second Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 3000 El Camino Rd., Bldg. 4, Suite 200, Palo Alto, California 94306.

In addition to satisfying the deadlines in the advance notice provisions of our Second Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2026 annual meeting must notify our Secretary in writing not later than _____, 2026 comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA, 94306.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Second Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2026 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Second Amended and Restated Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2026 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

Annual Report

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA, 94306, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2024 and certain other related financial and business information are contained in our 2024 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

Additional Filings

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet, www.180lifesciences.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Incorporation by Reference

The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the Annual Meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this proxy statement the following documents filed by us with the SEC under the Exchange Act:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025 (a copy of which is being made available with the proxy statement).

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth below under “Company Contact Information.”

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to 180 Life Sciences Corp.:

180 Life Sciences Corp.

Attn: Investor Relations

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306

Email: ir@180lifesciences.com

Appendix A

FOURTH AMENDMENT TO
180 LIFE SCIENCES CORP.
2022 OMNIBUS INCENTIVE PLAN

This Fourth Amendment (“Fourth Amendment”) to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan, as amended (the “2022 OIP”), is made and adopted by the Board of Directors of 180 Life Sciences Corp., a Delaware corporation (the “Company”), on __________, 2025, effective as of the date of the Annual Meeting that occurs in 2024, provided that it is approved by the Company’s stockholders on that date (the “Fourth Amendment Date”). Capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2022 OIP.

RECITALS

A.	The Company currently maintains the 2022 OIP.

B.	The Board believes it is in the best interests of the Company and its stockholders to amend the 2022 OIP to (1) increase the Share Limit; (2) provide for automatic future annual increases in the Share Limit; and (3) increase the ISO Limit, and to incorporate the other terms and conditions set forth herein.

AMENDMENT

The 2022 OIP is hereby amended as follows, effective as of the date of the Annual Meeting that occurs in 2023, provided that it is approved by the Company’s stockholders on that date.

1.	Section 3.1(a). Section 3.1(a) of the 2022 OIP is hereby deleted and replaced in its entirety with the following:

“(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall initially equal 5,000,000 shares, and will automatically increase on April 1st of each year for a period of seven years commencing on January 1, 2026 and ending on (and including) January 1, 2032, in an amount equal to ten percent (10%) of the total shares of Company Common Stock outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).”

2.	Section 3.6. Section 3.6 of the 2022 OIP is hereby deleted and replaced in its entirety with the following:

“Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 100,000,000 shares (the “ISO Limit”).”

3.	This Fourth Amendment shall be and, as of the Fourth Amendment Date, is hereby incorporated in and forms a part of the 2022 OIP.

4.	Except as expressly provided herein, all terms and conditions of the 2022 OIP shall remain in full force and effect.

A-1

Appendix B

FOURTH AMENDED AND RESTATED

180 LIFE SCIENCES CORP.

2022 OMNIBUS INCENTIVE PLAN

Originally Adopted by the Board of Directors on April 26, 2022 and the Stockholders on June 14, 2022

Amended and Restated by the Stockholders on July 6, 2023, February 16, 2024, December 27, 2024 and [____], 2025

PURPOSES

This Fourth Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of 180 Life Sciences Corp. (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Article I
Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

Section 1.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

Section 1.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

Section 1.3 “Alternative Award” has the meaning set forth in Section 10.1.

Section 1.4 “Alternative Performance Awards” has the meaning set forth in Section 10.2.

Section 1.5 “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award, SAR, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

Section 1.6 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

Section 1.7 “Board” means the Board of Directors of the Company.

Section 1.8 [Reserved]

Section 1.9 “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

Section 1.10 “Change in Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

Section 1.11 “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

Section 1.12 “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.13 “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

Section 1.14 “Company Group” means the Company and its direct or indirect Subsidiaries.

Section 1.15 “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

Section 1.16 “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

Section 1.17 “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 3.3(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

Section 1.18 “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

Section 1.19 “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

Section 1.20 “Dividend Equivalent” means the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

Section 1.21 “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

Section 1.22 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

Section 1.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 1.24 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

Section 1.25 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

Section 1.26 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

Section 1.27 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

Section 1.28 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

Section 1.29 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

Section 1.30 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

Section 1.31 “Performance Award” means a Performance Shares or a Performance Unit.

Section 1.32 “Performance Cycle” means the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.33 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 6.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.34 “Performance Share” means an Award granted pursuant to Article VI of the Plan of a Share or a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.35 “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article VI of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.36 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

Section 1.37 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

Section 1.38 “Restricted Stock” means an Award granted pursuant to Section 5.1.

Section 1.39 “Restricted Stock Unit” means an Award granted pursuant to Section 5.2.

Section 1.40 “Securities Act” means the Securities Act of 1933, as amended.

Section 1.41 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

Section 1.42 “Share” means a share of Company Common Stock.

Section 1.43 “Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or Shares equal to the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date).

Section 1.44 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

Section 1.45 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article II
ADMINISTRATION

Section 2.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 2.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 3.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Section 2.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

Section 2.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

Section 2.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article III
SHARES SUBJECT TO PLAN

Section 3.1 Shares Subject to Plan.

(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall initially equal 5,000,000 shares, and will automatically increase on April 1st of each year for a period of seven years commencing on January 1, 2026 and ending on (and including) January 1, 2032, in an amount equal to ten percent (10%) of the total shares of Company Common Stock outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

(b) If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, Base Price or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

Section 3.2 Limitation on Non-Employee Director Awards. The maximum number of Shares subject to Awards granted during a single Compensation Year to any non-employee Director, taken together with any cash fees paid during the Compensation Year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed (i) $500,000 in total value; or (ii) in the event such non-employee Director is first appointed or elected to the Board during such Compensation Year, $750,000 in total value, or (iii) in the event such non-employee Director is serving as non-employee Chairperson (or co-Chairperson) of the Board, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Section 3.3 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 3.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price or Base Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 3.3 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

Section 3.4 Award Agreement Provisions. The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

Section 3.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 3.3 as a result of any Corporate Event or pursuant to Article XI in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or Base Price or any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted and as to which the Exercise Price or Base Price thereof is in excess of the then-current Fair Market Value of Share.

Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 100,000,000 shares (the “ISO Limit”).

Article IV
OPTIONS AND SARS

Section 4.1 Grant of Options and SARs. The Administrator is authorized to make Awards of Options and/or SARs to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) and the Base Price of each SAR shall be not less than 100% of the Fair Market Value of a Share on the date such Option or SAR is granted. Each Option and each SAR shall be evidenced by an Award Agreement.

Section 4.2 Exercisability and Vesting; Exercise. Each Option and SAR shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option or SAR, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

Section 4.3 Settlement of SARs. Upon exercise of a SAR, the Participant shall be entitled to receive payment in Shares, or such other form as determined by the Administrator, having an aggregate value equal to the Fair Market Value of one Share on the exercise date over (ii) the Base Price of such SAR; provided, however, that on the grant date, the Administrator may establish a maximum amount per Share that may be payable upon exercise of a SAR.

Section 4.4 Expiration of Options and SARs. No Option or SAR may be exercised after the expiration of ten (10) years from the date the Option or SAR was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option or SAR (x) the exercise of the Option or SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price or Base Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article V
Restricted Stock Awards AND RESTRICTED STOCK UNIT AWARDS

Section 5.1 Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.

Section 5.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator may specify any conditions to vesting as it deems appropriate. For the avoidance of doubt, the Administrator may grant Restricted Stock Units that are fully vested and nonforfeitable when granted. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share (or a cash amount equal to the then Fair Market Value of a Share) for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Restricted Stock Units awarded pursuant to the Plan will receive Dividend Equivalents in accordance with Article VIII.

Article VI
Performance AWARDS

Section 6.1 Grant of Performance Awards. The Administrator is authorized to make Performance Awards to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

Section 6.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Awards; the number of Performance Shares, the number and value of Performance Units; the cash entitlement of any Participant with respect to any Performance Cycle; and the Performance Goals applicable in respect of such Performance Awards for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions as the Administrator shall determine. Unless the Administrator shall determine otherwise, no Company Common Stock will be issued at the time an Award of Performance Shares is made. The Company shall not be required to set aside a fund for the payment of Performance Awards.

Section 6.3 Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine or as set forth in an Award Agreement. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Awards on such other conditions as the Administrator shall determine. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

Section 6.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Awards (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Performance Awards have been issued to such Participant or his or her beneficiary. Performance Shares as to which Shares are issued prior to the end of the Performance Cycle shall, during such period, be subject to such restrictions on transferability and other restrictions as the Administrator may impose. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Performance Awards awarded pursuant to the Plan will receive Dividend Equivalents settled in Shares in accordance with Article VIII.

Section 6.5 Performance Goals and Related Provisions. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance Goals may also be subject to such other terms and conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the Administrator may determine.

Section 6.6 Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall determine the number of Performance Shares or other Performance Awards and the number and value of Performance Units or the amount of any cash entitlement, in each case that has been earned or vested.

Section 6.7 Payment of Awards. Payment or delivery of Company Common Stock with respect to earned Performance Shares, earned Performance Units and earned cash entitlements shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s determination under Section 6.6 above and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s determination under Section 6.6 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the Award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

Section 6.8 Newly Eligible Participants. Notwithstanding anything in this Article VI to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

Article VII
OTHER Stock-Based Awards

Section 7.1 Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company, any Affiliate or any Subsidiary or in satisfaction of any obligation of the Company, any Affiliate or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Article VIII
Dividend Equivalents

Section 8.1 Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Notwithstanding the terms of this Section 8.1, no Dividend Equivalents shall be granted with respect to Options or SARs. The grant date of any Dividend Equivalents will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by applicable laws as the Administrator shall determine. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator; provided, that, unless the Administrator shall determine otherwise in an Award Agreement, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

Article IX
Termination and Forfeiture

Section 9.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

Section 9.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options and SARs (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options and SARs at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options or SARs; provided that any in-the-money Options and SARs that are still outstanding on the last day of the time period specified in this Section 9.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death, and Restricted Stock Units and Performance Awards that have not been settled or converted into Shares prior to the Participant’s death shall immediately be settled in Shares. Any Performance Awards that vest as a result of this Section 9.2(b) shall vest and be paid based on target levels of performance.

Section 9.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 9.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options or SARs granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the fifth anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options or SARs.

Section 9.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.4 or (ii) the expiration of the term of such Options or SARs; and

(b) All Awards of Restricted Stock or Restricted Stock Units that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination; and

(c) Provided that the Participant signs a general release and waiver of claims in the form provided by the Administrator and does not exercise any rights to revoke such release, the Participant shall retain a portion of any unvested Performance Awards granted earlier than one year prior to the termination under this Section 9.4 equal to, for each grant of Performance Awards, the number of Performance Shares or Performance Units specified in the Award Agreement multiplied by the quotient of (i) the number of full months elapsed between the grant date in respect of such Performance Awards and the effective date of the termination under this Section 9.4 over (ii) the total number of months in the Performance Cycle. Such retained Performance Awards will remain outstanding and vest subject to the attainment of the applicable Performance Goals in respect thereof. Any Performance Awards that do not vest pursuant to this Section 9.4(c) shall be immediately forfeited and canceled, effective as of the date of the termination.

Section 9.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 9.1 (other than post-service Competitive Activity) through 9.4:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.5 or (ii) the expiration of the term of such Options or SARs; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

Section 9.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

Section 9.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 9.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

Section 9.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with applicable law.

Article X
CHANGE IN CONTROL

Section 10.1 Alternative Award. Unless otherwise provided in an Award Agreement, and other than with respect to the Performance Award Conversion, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 10.3 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

Section 10.2 Performance Award Conversion. Unless otherwise provided in an Award Agreement, upon a Change in Control, then-outstanding Performance Awards shall be modified to remove any Performance Goals applicable thereto and to substitute, in lieu of such Performance Goals, vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the Performance Goals would have been measured if the Change in Control had not occurred (or, if applicable, the later period of required service following such measurement date) (such Awards, the “Alternative Performance Awards”), with such service-vesting of the Alternative Performance Awards to accelerate upon the termination of service of the holder prior to such vesting date(s) thereof, if such termination of service satisfies the requirements of clause (ii) of Section 10.1 hereof. The number of Alternative Performance Awards shall be equal to (i) if less than 50% of the Performance Cycle has elapsed, the target number of Performance Awards, and (ii) if 50% or more of the Performance Cycle has elapsed, a number of Performance Awards based on actual performance through the date of the Change in Control if determinable, or the target, if not determinable (with the Administrator as constituted prior to the Change in Control making any determinations necessary to determine performance and the vesting date(s) thereof). The conversion of the Performance Awards into Alternative Performance Awards is referred to herein as the “Performance Award Conversion”. Following the Performance Award Conversion, the Alternative Performance Awards shall either remain outstanding as Alternative Awards consistent with this Section 10.2 or shall be treated as provided in Section 10.3.

Section 10.3 Accelerated Vesting and Payment. Except as otherwise provided in this Article X or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option or SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price or Base Price;

(b) the vesting restrictions applicable to all other unvested Awards (other than (x) freestanding Dividend Equivalents not granted in connection with another Award and (y) Performance Awards) shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price;

(c) the Alternative Performance Awards shall be canceled in exchange for a payment equal to the Change in Control Price;

(d) all other Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price; and

(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the Fair Market Value of the Shares subject to such Options or such SARs is less than or equal to the Exercise Price of such Options or the Base Price of such SARs.

Article XI
OTHER PROVISIONS

Section 11.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 11.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 11.13 or, with the prior approval of the Company, estate planning transfers.

Section 11.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 3.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

Section 11.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 11.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

Section 11.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 11.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on April 26, 2022 (the “Adoption Date”), subject to stockholder approval. The Plan shall be effective on the date of its approval by the stockholders of the Company at the 2022 annual meeting of stockholders (the “Effective Date”) in accordance with applicable law. No awards shall be issued or granted under this Plan until or unless this Plan is approved by stockholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11.2, until the tenth (10th) anniversary of the Adoption Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

 Section 11.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 11.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 11.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

Section 11.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

Section 11.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

Section 11.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

Section 11.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

Appendix C

180 LIFE SCIENCES CORP.

2025 OPTION INCENTIVE PLAN

Adopted by the Board of Directors on June 17, 2025,
subject to Stockholder Approval Prior to June 17, 2026

Article I.
PURPOSES AND BACKGROUND

1.1 This 180 Life Sciences Corp. 2025 Option Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of 180 Life Sciences Corp. (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

1.2 The Company’s Board of Directors adopted the Plan on June 17, 2025 (the “Effective Date”). The Plan shall become effective on the Effective Date. In accordance with Nasdaq Listing Rule 5635(c) and the guidance thereunder, on or following the Effective Date but prior to the Shareholder Approval Date (as defined below), the Company may only grant Options, but no shares of Common Stock or other securities, under the Plan. Additionally, (i) until the Shareholder Approval Date, no Options can be exercised, and (ii) if Shareholder Approval is not received, the Plan shall be unwound, and the outstanding Options cancelled (the “Nasdaq Pre-Approval Requirements”). All Options granted prior to the Shareholder Approval Date shall be granted subject to the Nasdaq Pre-Approval Requirements and all Award Agreements memorializing such Stock Option grants shall include provisions making such Stock Options and grants subject to such Nasdaq Pre-Approval Requirements for all purposes.

1.3 The grant of Incentive Stock Options is subject to approval of this Plan by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Incorporation and Bylaws, each as amended, and Applicable Laws (the “Shareholder Approval” and the date of such Shareholder Approval, the “Shareholder Approval Date”). The Administrator may grant Incentive Stock Options prior to Shareholder Approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain Shareholder Approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options (subject to the Nasdaq Pre-Approval Requirements) as Nonqualified Stock Options.

Article II.
Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

2.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

2.2  “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

2.3  “Alternative Award” has the meaning set forth in Section 7.1.

2.4 “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any stock exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.5  “Award” means any granted to a Participant pursuant to the Plan.

2.6  “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

2.7  “Board” means the Board of Directors of the Company.

2.8  “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

2.9  “Change in Control” or “Change of Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

2.10  “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

2.11  “Code” means the Internal Revenue Code of 1986, as amended.

2.12  “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

2.13  “Company Group” means the Company and its direct or indirect Subsidiaries.

2.14  “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

2.15  “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

2.16  “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 4.4(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

2.17  “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

2.18  “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

2.19  “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

2.20 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

2.23 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

2.24 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

2.25 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

2.26 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

2.28 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

2.29 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.30 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

2.31 “Securities Act” means the Securities Act of 1933, as amended.

2.32 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

2.33 “Share” means a share of Company Common Stock.

2.34 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

2.35 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article III.
ADMINISTRATION

3.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 3.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 4.4, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

3.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

3.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article IV.
SHARES SUBJECT TO PLAN

4.1 Shares Subject to Plan. Subject to Section 4.3 and Section 4.7, the aggregate number of Shares which may be issued under this Plan shall be 1,000,000 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 4.7. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

4.2 If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

4.3 The maximum number of Shares subject to Awards granted during a single Compensation Year to any non-employee Director, taken together with any cash fees paid during the Compensation Year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed (i) $500,000 in total value; or (ii) in the event such non-employee Director is first appointed or elected to the Board during such Compensation Year, $750,000 in total value, or (iii) in the event such non-employee Director is serving as non-employee Chairperson (or co-Chairperson) of the Board, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for

4.4 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.4, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 4.4 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

4.5 The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

4.6 Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 4.4 as a result of any Corporate Event or pursuant to Article VII in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options previously granted and as to which the Exercise Price thereof is in excess of the then-current Fair Market Value of Share.

4.7 Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 1,000,000 shares (the “ISO Limit”).

Article V.
OPTIONS

5.1 Grant of Options. The Administrator is authorized to make Awards of Options to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) shall be not less than 100% of the Fair Market Value of a Share on the date such Option is granted. Each Option shall be evidenced by an Award Agreement.

5.2 Exercisability and Vesting; Exercise. Each Option shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

5.3 Expiration of Options. No Option may be exercised after the expiration of ten (10) years from the date the Option was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option (x) the exercise of the Option is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article VI.
Termination and Forfeiture

6.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued

6.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options; provided that any in-the-money Options that are still outstanding on the last day of the time period specified in this Section 6.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death.

6.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 6.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the one year anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options.

6.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 6.4 or (ii) the expiration of the term of such Options.

6.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 6.1 (other than post-service Competitive Activity) through 6.4:

(a) All Options that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 6.5 or (ii) the expiration of the term of such Options; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

6.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

6.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 6.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

6.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with Applicable Law, whether before or after the adoption date of this Plan.

Article VII.
CHANGE IN CONTROL

7.1 Alternative Award. Unless otherwise provided in an Award Agreement, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 7.2 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

7.2 Accelerated Vesting and Payment. Except as otherwise provided in this Article VII or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price;

(b) the vesting restrictions applicable to all other unvested Awards shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price; and

(c) all other Awards that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options for no consideration if the Fair Market Value of the Shares subject to such Options is less than or equal to the Exercise Price of such Options.

Article VIII.
OTHER PROVISIONS

8.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 8.13 or, with the prior approval of the Company, estate planning transfers.

8.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 3.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

8.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any

8.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

8.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

8.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on the Effective Date, subject to stockholder approval. The Plan shall continue in effect, unless sooner terminated pursuant to Section 8.2, until the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

8.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

8.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

8.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

8.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

8.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

8.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

8.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

Appendix D

FORM OF

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

180 LIFE SCIENCES CORP.

180 Life Sciences Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is 180 Life Sciences Corp.

SECOND: The original name of the Company was KBL Merger Corp. IV. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is September 7, 2016. The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on June 2, 2017. The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 6, 2020.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.6 as follows:

“4.6. Reverse Stock Split of Outstanding Common Stock. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each [4 to 40, depending on the final ratio approved by the Board of Directors] shares of Common Stock, either issued and outstanding or held by the corporation as treasury stock, in each case immediately prior to the Effective Time (the “Old Common Stock”), shall be automatically reclassified as and converted into one share of Common Stock (the “New Common Stock”).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock. At the Effective Time any such fractional interest in such shares of New Common Stock shall be [converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Effective Time as reported on the Nasdaq Capital Market, by (ii) such fractional share interest to which the holder would otherwise be entitled]/[rounded up to the next whole share]. Shares of Common Stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive [cash]/[whole shares] in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any [cash]/[whole share] in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.

D-1

The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (except to the extent such reverse stock split results in an adjustment to the conversion ratios thereof), or the par value thereof as set forth above in the preceding paragraphs.”

RESOLVED: That except as expressly amended hereby no other aspect of such Article IV shall be modified hereby.

FOURTH:  The foregoing amendment was submitted to the stockholders of the Company for their approval at a special meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.  Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], [_________] at [_____] Eastern Time.

IN WITNESS WHEREOF, 180 Life Sciences Corp. has caused this certificate to be signed by Blair Jordan, its Chief Executive Officer, this        day of       , 202__.

180 LIFE SCIENCES CORP.

By:
Its:

Printed Name:

D-2

Appendix E

FORM OF

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

180 LIFE SCIENCES CORP.

180 Life Sciences Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is 180 Life Sciences Corp.

SECOND: The original name of the Company was KBL Merger Corp. IV. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is September 7, 2016. The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on June 2, 2017. The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 6, 2020.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.1 as follows:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 1,005,000,000, shares, consisting of (a) 1,000,000,000 shares of common stock and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), which Preferred Stock is undesignated as to class or series other than as contemplated by Sections 4.3 and 4.4 hereof.”

RESOLVED: That except as expressly amended hereby no other aspect of such Article IV shall be modified hereby.

FOURTH:  The foregoing amendment was submitted to the stockholders of the Company for their approval at a special meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.  Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], [_________] at [_____] Eastern Time.

IN WITNESS WHEREOF, 180 Life Sciences Corp. has caused this certificate to be signed by Blair Jordan, its Chief Executive Officer, this        day of       , 202__.

180 LIFE SCIENCES CORP.

By:
Its:

Printed Name:

E-1

180 LIFE SCIENCES CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – ______________, 2025 AT [______] P.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of 180 Life Sciences Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around [●], 2025, and hereby appoints Blair Jordan and Eric R. Van Lent (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of Stockholders of the Company, to be held virtually on ______________, 2025, at [ ] p.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/ATNF, and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ATNF
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF 180 LIFE SCIENCES CORP	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE, AND “FOR” PROPOSALS TWO THROUGH EIGHT.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Lawrence Steinman, M.D.				☐
	Stephen H. Shoemaker				☐	CONTROL ID:

REQUEST ID:
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Approval of the adoption of the Fourth Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	Approval of the adoption of the 180 Life Sciences Corp. 2025 Option Incentive Plan		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	Advisory vote to approve named executive officer compensation, as described in the 180 Life Sciences Corp. Proxy Statement.		☐	☐	☐

Proposal 5		→	FOR	AGAINST	ABSTAIN
	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to approve a reverse stock split of the Company’s outstanding common stock.		☐	☐	☐
Proposal 6		→	FOR	AGAINST	ABSTAIN
	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one hundred million (100,000,000) shares to one billion (1,000,000,000) shares.		☐	☐	☐
Proposal 7		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of M&K CPAs, PLLC, as the company’s independent auditors for the fiscal year ending December 31, 2025.		☐	☐	☐
Proposal 8		→	FOR	AGAINST	ABSTAIN
	Approval of the adjournment of the Annual Meeting, if necessary.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal One, “For” Proposals Two through Eight, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New
Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)